UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2022

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Bond Market Index Fund

BNY Mellon Institutional S&P 500 Stock Index Fund

BNY Mellon Tax Managed Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Bond Market Index Fund

SEMI-ANNUAL REPORT April 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

Forthe period from November 1, 2021, through April 30, 2022, as provided by Nancy G. Rogers, CFA and Gregg Lee, CFA, Portfolio Managers at Mellon Investment Corporation (Mellon), an affiliate of BNY Mellon Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, the BNY Mellon Bond Market Index Fund’s (the “fund”) Class I shares produced a total return of −9.71%, and its Investor shares produced a total return of −9.82%.1 In comparison, the Bloomberg U.S. Aggregate Bond Index (the “Index”) achieved a total return of −9.47% for the same period.2

Investment-grade, U.S. fixed-income securities produced negative returns over the reporting period in an environment of rising rates and economic recovery. The difference in returns between the fund and the Index was primarily the result of operating expenses and sampling risk that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Uncertainties Hinder the Market

Fixed-income markets posted a negative performance during the reporting period, which was driven by intermittent concerns about the pandemic, worries about rising inflation, Russia’s invasion of Ukraine and an increase in the federal funds rate by the Federal Reserve (the “Fed”).

At the end of 2021, the fixed-income market produced minimal returns. In addition, the Fed became more hawkish on inflation, shifting from its earlier position that higher rates of inflation were “transitory.” It also slowed the pace of its bond purchases and signaled it would begin selling the Treasuries on its balance sheet sometime in the coming months. The end of 2021 also saw the pandemic wax and wane in intensity, creating some uncertainty in the market. Inflation pressures arising from bottlenecks in the global supply chain added to concerns as well.

Early in 2022, concerns about the pandemic eased somewhat, but fixed-income markets experienced some volatility due at least in part to persistent and rising rates of inflation. Russia’s invasion of Ukraine late in February 2022 added more uncertainty to the market. Rising oil prices added to pricing pressures worldwide.

In March 2022, the Fed raised the federal funds target rate from 0.25% to 0.50%. In response to this as well as rising inflation, bond yields rose across the curve, though losses were largely due to a large increase at the short end of the curve. While the short end of the curve steepened, driven by the yield on the two-year Treasury, which rose 222 basis points (“bps”), the two-year to 30-year portion of the curve flattened. The yield on the 10-year Treasury rose 138 bps to 2.93%, and the yield on the 30-year Treasury rose approximately 100 bps to just under 3.0%.

With the increase in the federal funds rate, market participants became concerned about whether the Fed’s policy was appropriate. Investors worried about the Fed’s ability to achieve a “soft landing,” quelling inflation without producing a recession.

While bond yields rose throughout the reporting period, corporate issuance remained robust, possibly because corporations were concerned that even higher rates were in store. A large portion of the issuance occurred at the short-to-intermediate end of the curve (one to five years), and most of it was in the A and BBB rated categories.

Corporate Bonds Lead Market Lower

The Index lost 9.49%, the weakest performance since the 1980s, with declines occurring across the board. The loss was driven largely by corporate bonds, which declined 12.5%, while Treasuries posted a loss of 8.34%. Concerns about inflation and tightening monetary policy were largely responsible for the losses. The utilities industry performed the worst in the corporate sector. The securitized sector, which makes up approximately 30% of the Index, also lagged Treasuries, falling 8.59%.

On the other hand, while Treasuries outperformed corporate bonds, in the corporate sector, the bonds in the financial services industry performed the best. In the securitized sector, asset-backed securities, which tend to be of shorter duration, performed the best.

Replicating the Composition of the Index

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality. Although we do not actively manage the fund’s investments in response to the macroeconomic environment, we continue to monitor factors which affect the fund’s investments.

May 16, 2022

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Bond Market Index Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class I	Investor Shares
Expenses paid per $1,000†	$.71	$1.89
Ending value (after expenses)	$902.90	$901.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class I	Investor Shares
Expenses paid per $1,000†	$.75	$2.01
Ending value (after expenses)	$1,024.05	$1,022.81
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class I and .40% for Investor Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2022 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5%
Aerospace & Defense - .3%
L3Harris Technologies, Sr. Unscd. Notes	5.05	4/27/2045	200,000	206,316
Lockheed Martin, Sr. Unscd. Notes	3.55	1/15/2026	235,000	236,949
Lockheed Martin, Sr. Unscd. Notes	4.07	12/15/2042	250,000	240,832
Northrop Grumman, Sr. Unscd. Notes	4.03	10/15/2047	160,000	147,686
Raytheon Technologies, Sr. Unscd. Notes	3.13	5/4/2027	110,000	106,817
Raytheon Technologies, Sr. Unscd. Notes	4.13	11/16/2028	210,000	210,351
Raytheon Technologies, Sr. Unscd. Notes	4.63	11/16/2048	105,000	107,287
Raytheon Technologies, Sr. Unscd. Notes	7.20	8/15/2027	150,000	171,255
The Boeing Company, Sr. Unscd. Notes	2.95	2/1/2030	125,000	107,862
The Boeing Company, Sr. Unscd. Notes	3.50	3/1/2039	200,000	154,385
The Boeing Company, Sr. Unscd. Notes	3.75	2/1/2050	125,000	95,852
The Boeing Company, Sr. Unscd. Notes	3.83	3/1/2059	100,000	72,081
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	250,000	248,546
				2,106,219
Agriculture - .4%
Altria Group, Gtd. Notes	2.35	5/6/2025	500,000	477,005
Altria Group, Gtd. Notes	3.40	2/4/2041	80,000	58,685
Altria Group, Gtd. Notes	4.00	2/4/2061	105,000	75,988
Altria Group, Gtd. Notes	4.80	2/14/2029	300,000	297,697
Archer-Daniels-Midland, Sr. Unscd. Notes	2.50	8/11/2026	350,000	337,875
BAT Capital, Gtd. Notes	3.56	8/15/2027	310,000	289,389
BAT Capital, Gtd. Notes	4.39	8/15/2037	180,000	153,469
BAT Capital, Gtd. Notes	5.65	3/16/2052	200,000	181,648
BAT International Finance, Gtd. Notes	1.67	3/25/2026	400,000	359,298
Philip Morris International, Sr. Unscd. Notes	4.50	3/20/2042	300,000	276,229
Reynolds American, Gtd. Notes	5.70	8/15/2035	240,000	237,176
				2,744,459

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Airlines - .2%
American Airlines Pass Through Trust, Ser. 2016-1, Cl. AA	3.58	1/15/2028	402,278	382,400
JetBlue Pass Through Trust, Ser. 2019-1, Cl. AA	2.75	5/15/2032	274,395	247,584
Southwest Airlines, Sr. Unscd. Notes	5.13	6/15/2027	125,000	129,755
Southwest Airlines, Sr. Unscd. Notes	5.25	5/4/2025	200,000	206,980
United Airlines Pass Through Trust, Ser. 2013-1, Cl. A	4.30	8/15/2025	628,034	620,966
				1,587,685
Asset-Backed Certificates - .0%
Verizon Owner Trust, Ser. 2020-B, Cl. A	0.47	2/20/2025	300,000	295,581
Asset-Backed Certificates/Auto Receivables - .2%
GM Financial Automobile Leasing Trust, Ser. 2021-3, Cl. A3	0.39	10/21/2024	200,000	193,773
Honda Auto Receivables Owner Trust, Ser. 2021-1, CI. A4	0.42	1/21/2028	400,000	379,463
Hyundai Auto Receivables Trust, Ser. 2020-A, Cl. A4	1.72	6/15/2026	100,000	97,746
Mercedes-Benz Auto Lease Trust, Ser. 2021-B, Cl. A3	0.40	11/15/2024	300,000	291,302
Santander Drive Auto Receivables Trust, Ser. 2021-1, Cl. D	1.13	11/16/2026	300,000	287,016
Toyota Auto Receivables Owner Trust, Ser. 2021-A, Cl. A4	0.39	6/15/2026	300,000	280,065
				1,529,365
Asset-Backed Certificates/Credit Cards - .0%
Capital One Multi-Asset Execution Trust, Ser. 2021-A2, CI. A2	1.39	7/15/2030	300,000	264,970
Automobiles & Components - .5%
American Honda Finance, Sr. Unscd. Notes	1.00	9/10/2025	200,000	184,480
BorgWarner, Sr. Unscd. Notes	3.38	3/15/2025	250,000	[a] 248,008
Cummins, Sr. Unscd. Notes	1.50	9/1/2030	100,000	81,823
Cummins, Sr. Unscd. Notes	2.60	9/1/2050	100,000	71,070
Daimler Finance North America, Gtd. Notes	8.50	1/18/2031	200,000	257,490
General Motors, Sr. Unscd. Notes	4.20	10/1/2027	180,000	174,434
General Motors, Sr. Unscd. Notes	5.20	4/1/2045	340,000	310,228
General Motors Financial, Sr. Unscd. Notes	1.25	1/8/2026	200,000	179,162
General Motors Financial, Sr. Unscd. Notes	2.35	1/8/2031	200,000	161,769
General Motors Financial, Sr. Unscd. Notes	2.40	4/10/2028	300,000	261,944

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Automobiles & Components - .5% (continued)
General Motors Financial, Sr. Unscd. Notes	2.70	6/10/2031	30,000		24,725
General Motors Financial, Sr. Unscd. Notes	2.75	6/20/2025	200,000		191,905
Magna International, Sr. Unscd. Notes	2.45	6/15/2030	200,000		175,664
Toyota Motor, Sr. Unscd. Bonds	3.67	7/20/2028	200,000		198,877
Toyota Motor Credit, Sr. Unscd. Notes	0.50	8/14/2023	400,000		389,191
Toyota Motor Credit, Sr. Unscd. Notes	1.65	1/10/2031	300,000		247,737
				3,158,507
Banks - 5.6%
Banco Santander, Sr. Unscd. Notes	3.80	2/23/2028	400,000		380,341
Bank of America, Sr. Unscd. Notes	1.20	10/24/2026	250,000		225,730
Bank of America, Sr. Unscd. Notes	1.90	7/23/2031	200,000		163,672
Bank of America, Sr. Unscd. Notes	1.92	10/24/2031	250,000		203,580
Bank of America, Sr. Unscd. Notes	2.30	7/21/2032	160,000		132,304
Bank of America, Sr. Unscd. Notes	2.46	10/22/2025	200,000		192,755
Bank of America, Sr. Unscd. Notes	2.50	2/13/2031	470,000		403,699
Bank of America, Sr. Unscd. Notes	2.57	10/20/2032	125,000		105,756
Bank of America, Sr. Unscd. Notes	2.59	4/29/2031	250,000		216,180
Bank of America, Sr. Unscd. Notes	2.68	6/19/2041	145,000		108,777
Bank of America, Sr. Unscd. Notes	2.83	10/24/2051	250,000		180,819
Bank of America, Sr. Unscd. Notes	2.97	2/4/2033	120,000		104,565
Bank of America, Sr. Unscd. Notes	2.97	7/21/2052	85,000		63,048
Bank of America, Sr. Unscd. Notes	3.19	7/23/2030	130,000		119,142
Bank of America, Sr. Unscd. Notes	3.86	7/23/2024	150,000		150,425
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	150,000		145,318
Bank of America, Sr. Unscd. Notes	4.27	7/23/2029	180,000		176,788
Bank of America, Sr. Unscd. Notes	5.00	1/21/2044	500,000		511,617
Bank of America, Sr. Unscd. Notes, Ser. N	3.48	3/13/2052	50,000		41,052
Bank of America, Sub. Notes	3.85	3/8/2037	200,000		178,222
Bank of America, Sub. Notes	4.00	1/22/2025	250,000		250,144
Bank of America, Sub. Notes, Ser. L	4.18	11/25/2027	500,000		492,398
Bank of Montreal, Sr. Unscd. Notes	0.95	1/22/2027	600,000		539,219
BankUnited, Sub. Notes	5.13	6/11/2030	200,000		197,710
Barclays, Sr. Unscd. Notes	4.34	1/10/2028	200,000	[a]	195,500
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	200,000		199,517
BPCE, Gtd. Notes	4.00	4/15/2024	200,000		202,068
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	0.95	6/23/2023	200,000		195,798
Citigroup, Sr. Unscd. Notes	1.68	5/15/2024	500,000		492,758

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 5.6% (continued)
Citigroup, Sr. Unscd. Notes	3.06	1/25/2033	95,000	83,076
Citigroup, Sr. Unscd. Notes	3.11	4/8/2026	750,000	726,051
Citigroup, Sr. Unscd. Notes	3.67	7/24/2028	500,000	481,653
Citigroup, Sr. Unscd. Notes	3.79	3/17/2033	200,000	185,440
Citigroup, Sr. Unscd. Notes	3.88	1/24/2039	60,000	54,177
Citigroup, Sr. Unscd. Notes	4.08	4/23/2029	100,000	97,094
Citigroup, Sr. Unscd. Notes	4.28	4/24/2048	200,000	188,443
Citigroup, Sr. Unscd. Notes	4.65	7/23/2048	150,000	148,264
Citigroup, Sr. Unscd. Notes	6.63	1/15/2028	100,000	111,496
Citigroup, Sub. Notes	5.50	9/13/2025	500,000	522,168
Citigroup, Sub. Notes	6.68	9/13/2043	250,000	296,729
Cooperatieve Rabobank, Sr. Unscd. Notes	0.38	1/12/2024	300,000	286,256
Credit Suisse, Sr. Unscd. Notes	2.95	4/9/2025	250,000	242,773
Credit Suisse Group, Sr. Unscd. Notes	3.75	3/26/2025	500,000	490,712
Deutsche Bank, Sr. Unscd. Notes	2.13	11/24/2026	200,000	181,829
Deutsche Bank, Sr. Unscd. Notes	3.96	11/26/2025	400,000	394,592
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000	401,305
Fifth Third Bancorp, Sr. Unscd. Notes	2.55	5/5/2027	200,000	187,305
HSBC Holdings, Sr. Unscd. Notes	1.59	5/24/2027	200,000	177,977
HSBC Holdings, Sr. Unscd. Notes	2.63	11/7/2025	400,000	385,419
HSBC Holdings, Sr. Unscd. Notes	3.90	5/25/2026	295,000	290,889
HSBC Holdings, Sr. Unscd. Notes	3.97	5/22/2030	300,000	283,498
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	400,000	404,445
HSBC Holdings, Sub. Notes	6.50	5/2/2036	200,000	222,249
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	300,000	299,654
JPMorgan Chase & Co., Sr. Unscd. Notes	0.56	2/16/2025	400,000	379,362
JPMorgan Chase & Co., Sr. Unscd. Notes	1.05	11/19/2026	150,000	134,904
JPMorgan Chase & Co., Sr. Unscd. Notes	1.56	12/10/2025	300,000	282,538
JPMorgan Chase & Co., Sr. Unscd. Notes	1.58	4/22/2027	300,000	271,587
JPMorgan Chase & Co., Sr. Unscd. Notes	1.76	11/19/2031	75,000	60,773
JPMorgan Chase & Co., Sr. Unscd. Notes	2.08	4/22/2026	250,000	235,263
JPMorgan Chase & Co., Sr. Unscd. Notes	2.30	10/15/2025	230,000	220,780
JPMorgan Chase & Co., Sr. Unscd. Notes	2.52	4/22/2031	390,000	339,261

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 5.6% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	80,000	59,486
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	300,000	257,256
JPMorgan Chase & Co., Sr. Unscd. Notes	2.74	10/15/2030	220,000	195,880
JPMorgan Chase & Co., Sr. Unscd. Notes	2.96	1/25/2033	110,000	96,913
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000	488,826
JPMorgan Chase & Co., Sr. Unscd. Notes	3.51	1/23/2029	135,000	128,468
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000	92,781
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000	195,446
JPMorgan Chase & Co., Sr. Unscd. Notes	4.20	7/23/2029	150,000	147,611
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	400,000	372,656
JPMorgan Chase & Co., Sr. Unscd. Notes	4.49	3/24/2031	300,000	299,440
KeyBank, Sub. Notes	6.95	2/1/2028	100,000	112,684
KfW, Gov't Gtd. Notes	0.63	1/22/2026	250,000	229,271
KfW, Gov't Gtd. Notes	2.00	5/2/2025	1,100,000	1,070,577
KfW, Govt. Gtd. Bonds	0.38	7/18/2025	245,000	225,618
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	2.38	6/10/2025	250,000	245,847
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	3.13	11/14/2023	400,000	402,896
Lloyds Banking Group, Sr. Unscd. Notes	4.55	8/16/2028	500,000	499,375
Lloyds Banking Group, Sub. Notes	4.58	12/10/2025	420,000	422,013
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	1.41	7/17/2025	200,000	184,694
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	2.05	7/17/2030	200,000	166,490
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.76	7/26/2023	300,000	303,074
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	4.29	7/26/2038	200,000	195,665
Mizuho Financial Group, Sr. Unscd. Notes	1.24	7/10/2024	200,000	194,997
Mizuho Financial Group, Sr. Unscd. Notes	2.20	7/10/2031	200,000	166,495
Morgan Stanley, Sr. Unscd. Notes	1.51	7/20/2027	140,000	124,773

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 5.6% (continued)
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	300,000	270,061
Morgan Stanley, Sr. Unscd. Notes	1.79	2/13/2032	75,000	60,197
Morgan Stanley, Sr. Unscd. Notes	2.24	7/21/2032	155,000	128,081
Morgan Stanley, Sr. Unscd. Notes	2.51	10/20/2032	95,000	79,946
Morgan Stanley, Sr. Unscd. Notes	2.70	1/22/2031	175,000	154,011
Morgan Stanley, Sr. Unscd. Notes	2.94	1/21/2033	85,000	74,195
Morgan Stanley, Sr. Unscd. Notes	3.22	4/22/2042	300,000	247,131
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000	173,870
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	200,000	200,093
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	250,000	240,521
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000	362,108
Morgan Stanley, Sub. Notes	3.95	4/23/2027	500,000	490,725
National Australia Bank, Sr. Unscd. Notes	2.50	7/12/2026	250,000	238,571
Natwest Group, Sr. Unscd. Notes	4.80	4/5/2026	500,000	505,007
Northern Trust, Sub. Notes	3.95	10/30/2025	346,000	350,953
Royal Bank of Canada, Sr. Unscd. Notes	0.43	1/19/2024	300,000	287,650
Royal Bank of Canada, Sr. Unscd. Notes	1.15	6/10/2025	200,000	185,027
Santander UK Group Holdings, Sr. Unscd. Notes	1.09	3/15/2025	300,000	283,467
State Street, Sr. Unscd. Notes	3.15	3/30/2031	300,000	281,276
State Street, Sub. Notes	3.03	11/1/2034	225,000	205,604
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	0.51	1/12/2024	300,000	286,477
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	0.95	1/12/2026	300,000	268,839
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.45	1/11/2027	160,000	154,768
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	3.78	3/9/2026	500,000	493,483
SVB Financial Group, Sr. Unscd. Notes	3.13	6/5/2030	200,000	179,651
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	9/15/2026	300,000	268,954
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	6/11/2025	200,000	185,721
The Bank of Nova Scotia, Sr. Unscd. Notes	3.40	2/11/2024	200,000	200,393
The Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	250,000	252,652
The Goldman Sachs Group, Sr. Unscd. Bonds	4.22	5/1/2029	200,000	195,583
The Goldman Sachs Group, Sr. Unscd. Notes	1.43	3/9/2027	150,000	134,066

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 5.6% (continued)
The Goldman Sachs Group, Sr. Unscd. Notes	1.54	9/10/2027	140,000	123,864
The Goldman Sachs Group, Sr. Unscd. Notes	1.95	10/21/2027	130,000	116,898
The Goldman Sachs Group, Sr. Unscd. Notes	2.38	7/21/2032	170,000	140,649
The Goldman Sachs Group, Sr. Unscd. Notes	2.62	4/22/2032	300,000	254,005
The Goldman Sachs Group, Sr. Unscd. Notes	2.64	2/24/2028	100,000	92,015
The Goldman Sachs Group, Sr. Unscd. Notes	2.65	10/21/2032	120,000	101,324
The Goldman Sachs Group, Sr. Unscd. Notes	2.91	7/21/2042	65,000	49,700
The Goldman Sachs Group, Sr. Unscd. Notes	3.10	2/24/2033	130,000	113,737
The Goldman Sachs Group, Sr. Unscd. Notes	3.21	4/22/2042	300,000	242,080
The Goldman Sachs Group, Sr. Unscd. Notes	3.44	2/24/2043	65,000	54,007
The Goldman Sachs Group, Sr. Unscd. Notes	3.63	2/20/2024	500,000	501,190
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	150,000	144,187
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	730,000	714,601
The Goldman Sachs Group, Sub. Notes	4.25	10/21/2025	130,000	130,145
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	250,000	289,070
The PNC Financial Services Group, Sr. Unscd. Notes	2.20	11/1/2024	250,000	244,629
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	200,000	193,034
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	1/6/2026	300,000	269,941
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	6/12/2023	200,000	195,788
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.15	6/12/2025	200,000	185,628
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.50	7/19/2023	350,000	353,036
Truist Financial, Sr. Unscd. Notes	1.20	8/5/2025	200,000	186,047
Truist Financial, Sr. Unscd. Notes	1.95	6/5/2030	200,000	171,296
U.S. Bancorp, Sr. Unscd. Notes	1.38	7/22/2030	200,000	163,368
US Bank, Sr. Unscd. Notes	3.40	7/24/2023	350,000	352,979

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Banks - 5.6% (continued)
Wells Fargo & Co., Sr. Unscd. Notes	2.16	2/11/2026	145,000	137,609
Wells Fargo & Co., Sr. Unscd. Notes	2.19	4/30/2026	400,000	378,038
Wells Fargo & Co., Sr. Unscd. Notes	2.57	2/11/2031	545,000	476,183
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/2025	200,000	198,714
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	135,000	133,624
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000	498,115
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000	500,188
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	500,000	478,868
Westpac Banking, Sr. Unscd. Notes	2.85	5/13/2026	200,000	194,616
Westpac Banking, Sub. Notes	2.67	11/15/2035	200,000	164,156
Westpac Banking, Sub. Notes	2.96	11/16/2040	200,000	153,705
				38,652,211
Beverage Products - .4%
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.50	6/1/2030	100,000	94,963
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.65	2/1/2026	315,000	313,175
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.60	4/15/2048	250,000	235,871
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.70	2/1/2036	290,000	287,357
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.45	1/23/2039	120,000	127,796
Anheuser-Busch InBev Worldwide, Gtd. Notes	5.80	1/23/2059	300,000	327,726
Constellation Brands, Sr. Unscd. Notes	2.88	5/1/2030	400,000	356,500
Keurig Dr Pepper, Gtd. Notes	4.50	4/15/2052	100,000	93,020
Molson Coors Beverage, Gtd. Notes	4.20	7/15/2046	150,000	128,842
PepsiCo, Sr. Unscd. Notes	2.63	7/29/2029	200,000	186,910
PepsiCo, Sr. Unscd. Notes	2.75	10/21/2051	40,000	[a] 31,475
PepsiCo, Sr. Unscd. Notes	2.88	10/15/2049	300,000	244,186
PepsiCo, Sr. Unscd. Notes	3.50	7/17/2025	250,000	252,209
The Coca-Cola Company, Sr. Unscd. Notes	2.88	5/5/2041	300,000	250,909
The Coca-Cola Company, Sr. Unscd. Notes	3.00	3/5/2051	200,000	164,015
				3,094,954
Building Materials - .0%
Carrier Global, Sr. Unscd. Notes	2.49	2/15/2027	34,000	31,642
Carrier Global, Sr. Unscd. Notes	3.58	4/5/2050	245,000	196,943
Johnson Controls International, Sr. Unscd. Notes	5.13	9/14/2045	10,000	10,331

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Building Materials - .0% (continued)
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	69,000		79,422
				318,338
Chemicals - .4%
DuPont de Nemours, Sr. Unscd. Notes	4.21	11/15/2023	100,000		101,342
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	100,000		101,896
DuPont de Nemours, Sr. Unscd. Notes	4.73	11/15/2028	100,000		103,426
DuPont de Nemours, Sr. Unscd. Notes	5.42	11/15/2048	125,000		133,278
Ecolab, Sr. Unscd. Notes	1.30	1/30/2031	300,000	[a]	243,390
Ecolab, Sr. Unscd. Notes	2.13	8/15/2050	175,000	[a]	119,262
Ecolab, Sr. Unscd. Notes	2.75	8/18/2055	50,000		36,683
LYB International Finance, Gtd. Bonds	4.00	7/15/2023	198,000		199,979
NewMarket, Sr. Unscd. Notes	2.70	3/18/2031	200,000		172,288
Nutrien, Sr. Unscd. Notes	5.25	1/15/2045	191,000		202,039
The Dow Chemical Company, Sr. Unscd. Notes	3.63	5/15/2026	250,000		248,540
The Dow Chemical Company, Sr. Unscd. Notes	4.38	11/15/2042	300,000		282,440
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	300,000		303,777
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	100,000		95,603
Westlake Chemical, Sr. Unscd. Notes	3.38	8/15/2061	200,000		143,783
				2,487,726
Commercial & Professional Services - .3%
Duke University, Unscd. Bonds, Ser. 2020	2.76	10/1/2050	100,000	[a]	80,685
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	500,000		511,721
Moody's, Sr. Unscd. Notes	2.00	8/19/2031	200,000		167,312
Moody's, Sr. Unscd. Notes	2.55	8/18/2060	250,000		158,130
PayPal Holdings, Sr. Unscd. Notes	1.65	6/1/2025	400,000		378,395
PayPal Holdings, Sr. Unscd. Notes	2.85	10/1/2029	95,000		87,126
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	250,000		223,986
The Leland Stanford Junior University, Unscd. Bonds	3.65	5/1/2048	105,000		100,296
The Washington University, Sr. Unscd. Notes	3.52	4/15/2054	100,000		89,469
University of Southern California, Sr. Unscd. Notes	5.25	10/1/2111	40,000		45,425

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Commercial & Professional Services - .3% (continued)
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	250,000	231,412
				2,073,957
Commercial Mortgage Pass-Through Certificates - 1.2%
Bank, Ser. 2019-BN21, Cl. A5	2.85	10/17/2052	400,000	370,269
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS	2.44	4/15/2053	200,000	175,764
Benchmark Mortgage Trust, Ser. 2019-B10, Cl. A4	3.72	3/15/2062	300,000	295,914
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. A3	2.69	9/15/2043	400,000	363,697
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. AS	2.91	9/15/2043	500,000	456,733
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	250,000	245,148
Citigroup Commercial Mortgage Trust, Ser. 2014-GC23, Cl. A4	3.62	7/10/2047	300,000	298,847
Commercial Mortgage Trust, Ser. 2013-CR11, Cl. B	5.28	8/10/2050	350,000	354,158
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/2047	200,000	200,905
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	535,000	532,767
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/2047	307,889	307,179
GS Mortgage Securities Trust, Ser. 2019-GC42, Cl. A4	3.00	9/1/2052	250,000	235,010
GS Mortgage Securities Trust, Ser. 2020-GC45, Cl. AS	3.17	2/13/2053	200,000	188,356
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/2047	425,000	423,091
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/2048	600,000	599,466
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/2048	725,000	716,294
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	1,000,000	960,503
UBS Commercial Mortgage Trust, Ser. 2018-C12, Cl. A5	4.30	8/15/2051	500,000	505,626
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44, Cl. A5	4.21	5/15/2051	900,000	909,033
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C50, Cl. ASB	3.64	5/15/2052	200,000	197,964
				8,336,724

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Consumer Discretionary - .1%
Lennar, Gtd. Notes	4.88	12/15/2023	100,000		101,713
Magallanes, Gtd. Notes	5.39	3/15/2062	200,000	[b]	177,864
Sands China, Sr. Unscd. Notes	4.38	6/18/2030	200,000	[a]	172,062
				451,639
Consumer Durables & Apparel - .1%
NIKE, Sr. Unscd. Notes	3.38	3/27/2050	300,000		264,348
Ralph Lauren, Sr. Unscd. Notes	2.95	6/15/2030	200,000	[a]	182,513
				446,861
Consumer Staples - .2%
Church & Dwight, Sr. Unscd. Notes	3.95	8/1/2047	150,000		139,500
GSK Consumer Healthcare Capital US, Gtd. Notes	3.63	3/24/2032	250,000	[b]	235,025
Kimberly-Clark, Sr. Unscd. Notes	3.10	3/26/2030	300,000		284,465
The Estee Lauder Companies, Sr. Unscd. Notes	2.60	4/15/2030	300,000		273,820
Unilever Capital, Gtd. Notes	1.38	9/14/2030	500,000		409,275
				1,342,085
Diversified Financials - 1.1%
AerCap Global Aviation Trust, Gtd. Notes	1.15	10/29/2023	300,000		286,515
AerCap Global Aviation Trust, Gtd. Notes	1.65	10/29/2024	300,000		279,950
AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	299,000		248,936
Affiliated Managers Group, Sr. Unscd. Notes	3.50	8/1/2025	250,000		249,725
Air Lease, Sr. Unscd. Notes	0.70	2/15/2024	300,000		284,617
Air Lease, Sr. Unscd. Notes	3.38	7/1/2025	300,000		289,907
Ally Financial, Sr. Unscd. Notes	3.88	5/21/2024	200,000		200,857
Ally Financial, Sr. Unscd. Notes	5.80	5/1/2025	250,000		261,574
American Express, Sr. Unscd. Notes	3.30	5/3/2027	300,000	[a]	292,696
American Express, Sub. Notes	3.63	12/5/2024	250,000		251,051
BlackRock, Sr. Unscd. Notes	3.50	3/18/2024	250,000		252,381
Blackstone Secured Lending Fund, Sr. Unscd. Notes	3.63	1/15/2026	300,000		287,358
Capital One Financial, Sr. Unscd. Notes	3.27	3/1/2030	200,000		182,172
Capital One Financial, Sub. Notes	3.75	7/28/2026	750,000		733,951
CI Financial, Sr. Unscd. Notes	4.10	6/15/2051	300,000		224,145
CME Group, Sr. Unscd. Notes	3.00	3/15/2025	250,000		248,048
FS KKR Capital, Sr. Unscd. Notes	3.40	1/15/2026	200,000		188,332
Intercontinental Exchange, Gtd. Notes	4.00	10/15/2023	350,000		354,186

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Diversified Financials - 1.1% (continued)
Intercontinental Exchange, Sr. Unscd. Notes	2.10	6/15/2030	200,000	172,799
Intercontinental Exchange, Sr. Unscd. Notes	2.65	9/15/2040	75,000	58,051
Intercontinental Exchange, Sr. Unscd. Notes	3.00	6/15/2050	200,000	153,132
Invesco Finance, Gtd. Notes	4.00	1/30/2024	250,000	252,414
Jefferies Group, Sr. Unscd. Debs.	6.45	6/8/2027	35,000	38,552
Legg Mason, Gtd. Notes	5.63	1/15/2044	100,000	110,388
Mastercard, Sr. Unscd. Notes	3.85	3/26/2050	250,000	236,515
Owl Rock Capital, Sr. Unscd. Notes	3.40	7/15/2026	200,000	184,688
Prospect Capital, Sr. Unscd. Notes	3.36	11/15/2026	300,000	268,906
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/2024	500,000	499,992
Visa, Sr. Unscd. Notes	1.10	2/15/2031	300,000	[a] 239,717
Visa, Sr. Unscd. Notes	2.00	8/15/2050	140,000	94,733
Visa, Sr. Unscd. Notes	3.65	9/15/2047	55,000	50,034
				7,476,322
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000	111,411
Electronic Components - .1%
Honeywell International, Sr. Unscd. Notes	1.10	3/1/2027	200,000	179,361
Jabil, Sr. Unscd. Notes	3.00	1/15/2031	200,000	174,148
				353,509
Energy - 1.9%
Baker Hughes Co-Obligor, Sr. Unscd. Notes	4.49	5/1/2030	200,000	202,344
BP Capital Markets America, Gtd. Notes	3.63	4/6/2030	300,000	289,751
BP Capital Markets America, Gtd. Notes	3.80	9/21/2025	300,000	302,855
BP Capital Markets America, Gtd. Notes	3.94	9/21/2028	300,000	297,212
BP Capital Markets America, Gtd. Notes	4.23	11/6/2028	100,000	100,544
Canadian Natural Resources, Sr. Unscd. Notes	6.25	3/15/2038	200,000	220,445
Cenovus Energy, Sr. Unscd. Notes	6.75	11/15/2039	115,000	130,781
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/2025	180,000	187,044
Chevron, Sr. Unscd. Notes	3.08	5/11/2050	300,000	249,893
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	150,000	157,862
ConocoPhillips, Gtd. Notes	5.95	3/15/2046	250,000	301,609

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Energy - 1.9% (continued)
ConocoPhillips, Sr. Unscd. Notes	6.95	4/15/2029	125,000	147,521
Devon Energy, Sr. Unscd. Notes	5.85	12/15/2025	71,000	75,310
Enbridge, Gtd. Notes	4.25	12/1/2026	250,000	252,417
Energy Transfer, Gtd. Notes	5.00	5/15/2044	250,000	220,646
Energy Transfer, Sr. Unscd. Notes	2.90	5/15/2025	300,000	289,916
Energy Transfer, Sr. Unscd. Notes	3.75	5/15/2030	200,000	184,695
Energy Transfer, Sr. Unscd. Notes	4.95	1/15/2043	200,000	175,539
Energy Transfer, Sr. Unscd. Notes	6.25	4/15/2049	95,000	96,145
Enterprise Products Operating, Gtd. Notes	3.13	7/31/2029	300,000	278,564
Enterprise Products Operating, Gtd. Notes	3.70	2/15/2026	200,000	198,161
Enterprise Products Operating, Gtd. Notes	3.95	1/31/2060	95,000	77,150
Enterprise Products Operating, Gtd. Notes	4.25	2/15/2048	75,000	66,054
Enterprise Products Operating, Gtd. Notes	4.90	5/15/2046	200,000	192,800
EOG Resources, Sr. Unscd. Notes	3.90	4/1/2035	200,000	190,179
Equinor, Gtd. Notes	2.65	1/15/2024	500,000	496,962
Equinor, Gtd. Notes	3.63	4/6/2040	200,000	183,279
Exxon Mobil, Sr. Unscd. Notes	2.99	3/19/2025	300,000	297,271
Exxon Mobil, Sr. Unscd. Notes	3.10	8/16/2049	230,000	186,009
Exxon Mobil, Sr. Unscd. Notes	4.11	3/1/2046	250,000	238,758
Halliburton, Sr. Unscd. Bonds	7.45	9/15/2039	300,000	366,318
Halliburton, Sr. Unscd. Notes	3.80	11/15/2025	167,000	168,187
Hess, Sr. Unscd. Notes	5.60	2/15/2041	250,000	255,014
Kinder Morgan, Gtd. Notes	3.60	2/15/2051	200,000	153,750
Kinder Morgan Energy Partners, Gtd. Notes	3.50	9/1/2023	500,000	501,208
Marathon Oil, Sr. Unscd. Notes	6.60	10/1/2037	150,000	168,314
Marathon Petroleum, Sr. Unscd. Notes	4.75	9/15/2044	150,000	138,103
MPLX, Sr. Unscd. Notes	4.88	12/1/2024	250,000	255,026
MPLX, Sr. Unscd. Notes	4.90	4/15/2058	115,000	101,121
MPLX, Sr. Unscd. Notes	5.50	2/15/2049	150,000	146,888
ONEOK Partners, Gtd. Notes	5.00	9/15/2023	500,000	508,237
ONEOK Partners, Gtd. Notes	6.85	10/15/2037	60,000	64,427
Phillips 66, Gtd. Notes	1.30	2/15/2026	200,000	182,936
Plains All American Pipeline, Sr. Unscd. Notes	3.85	10/15/2023	150,000	150,441
Plains All American Pipeline, Sr. Unscd. Notes	4.90	2/15/2045	250,000	215,241

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Energy - 1.9% (continued)
Sabine Pass Liquefaction, Sr. Scd. Notes	5.00	3/15/2027	600,000		614,389
Shell International Finance, Gtd. Notes	2.38	11/7/2029	200,000		178,721
Shell International Finance, Gtd. Notes	2.75	4/6/2030	250,000		229,831
Shell International Finance, Gtd. Notes	3.25	4/6/2050	250,000	[a]	206,773
Shell International Finance, Gtd. Notes	4.13	5/11/2035	260,000		259,502
Spectra Energy Partners, Gtd. Notes	5.95	9/25/2043	200,000		220,073
Suncor Energy, Sr. Unscd. Notes	4.00	11/15/2047	50,000		43,999
Suncor Energy, Sr. Unscd. Notes	6.50	6/15/2038	300,000		343,565
Tennessee Gas Pipeline, Gtd. Debs.	7.63	4/1/2037	70,000		82,731
The Williams Companies, Sr. Unscd. Notes	4.00	9/15/2025	100,000		99,667
The Williams Companies, Sr. Unscd. Notes	6.30	4/15/2040	200,000		223,189
TotalEnergies Capital International, Gtd. Notes	2.83	1/10/2030	170,000		157,159
TotalEnergies Capital International, Gtd. Notes	3.46	7/12/2049	50,000		42,201
TransCanada Pipelines, Sr. Unscd. Notes	4.88	5/15/2048	60,000		60,228
TransCanada Pipelines, Sr. Unscd. Notes	6.20	10/15/2037	75,000		84,411
TransCanada Pipelines, Sr. Unscd. Notes	7.63	1/15/2039	300,000		385,404
Valero Energy, Sr. Unscd. Notes	6.63	6/15/2037	165,000		188,134
Valero Energy, Sr. Unscd. Notes	7.50	4/15/2032	170,000		202,727
				13,285,631
Environmental Control - .0%
Waste Management, Gtd. Notes	4.15	7/15/2049	250,000		239,920
Financials - .0%
Brookfield Asset Management, Sr. Unscd. Notes	4.00	1/15/2025	250,000		252,799
Food Products - .5%
Campbell Soup, Sr. Unscd. Notes	3.30	3/19/2025	200,000		197,823
Campbell Soup, Sr. Unscd. Notes	4.15	3/15/2028	80,000		79,648
Conagra Brands, Sr. Unscd. Notes	4.85	11/1/2028	100,000		100,718
Conagra Brands, Sr. Unscd. Notes	5.40	11/1/2048	60,000		60,036
General Mills, Sr. Unscd. Notes	2.88	4/15/2030	150,000		136,381
General Mills, Sr. Unscd. Notes	3.00	2/1/2051	150,000	[a]	114,593
Hormel Foods, Sr. Unscd. Notes	1.80	6/11/2030	200,000		169,604
Kellogg, Sr. Unscd. Notes	2.65	12/1/2023	300,000		298,304

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Food Products - .5% (continued)
Kraft Heinz Foods, Gtd. Notes	4.38	6/1/2046	200,000		175,520
Kraft Heinz Foods, Gtd. Notes	6.50	2/9/2040	200,000		220,157
McCormick & Co., Sr. Unscd. Notes	0.90	2/15/2026	200,000		179,976
McCormick & Co., Sr. Unscd. Notes	2.50	4/15/2030	300,000		265,864
Mondelez International, Sr. Unscd. Notes	2.75	4/13/2030	138,000		123,577
Sysco, Gtd. Notes	5.38	9/21/2035	200,000		212,680
The Kroger Company, Sr. Unscd. Notes	3.70	8/1/2027	300,000		297,822
The Kroger Company, Sr. Unscd. Notes	7.50	4/1/2031	200,000		242,477
Tyson Foods, Sr. Unscd. Bonds	5.15	8/15/2044	250,000		256,277
				3,131,457
Foreign Governmental - 1.3%
Canada, Sr. Unscd. Bonds	1.63	1/22/2025	200,000	[a]	193,302
Chile, Sr. Unscd. Notes	3.13	3/27/2025	500,000		495,520
Finland, Sr. Unscd. Bonds	6.95	2/15/2026	25,000		27,992
Hungary, Sr. Unscd. Notes	7.63	3/29/2041	300,000		379,555
Indonesia, Sr. Unscd. Notes	3.50	1/11/2028	300,000		294,421
Indonesia, Sr. Unscd. Notes	3.85	10/15/2030	300,000	[a]	297,657
Indonesia, Sr. Unscd. Notes	4.35	1/11/2048	300,000		277,645
Israel, Gov't Gtd. Bonds	5.50	9/18/2023	450,000		467,587
Israel, Sr. Unscd. Bonds	3.15	6/30/2023	300,000		302,002
Israel, Sr. Unscd. Bonds	3.88	7/3/2050	250,000		238,095
Israel, Sr. Unscd. Notes	3.38	1/15/2050	300,000		261,604
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	300,000		252,126
Mexico, Sr. Unscd. Notes	4.28	8/14/2041	300,000		249,879
Mexico, Sr. Unscd. Notes	4.60	1/23/2046	300,000		256,425
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	250,000		223,297
Mexico, Sr. Unscd. Notes	5.55	1/21/2045	350,000	[a]	343,025
Panama, Sr. Unscd. Bonds	3.88	3/17/2028	500,000		484,100
Panama, Sr. Unscd. Bonds	4.50	4/16/2050	200,000		172,836
Panama, Sr. Unscd. Bonds	6.70	1/26/2036	400,000		449,730
Peru, Sr. Unscd. Bonds	6.55	3/14/2037	370,000		426,445
Peru, Sr. Unscd. Bonds	7.35	7/21/2025	500,000		548,265
Philippines, Sr. Unscd. Bonds	3.70	2/2/2042	400,000		352,408
Philippines, Sr. Unscd. Bonds	10.63	3/16/2025	400,000		480,036
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000		80,065
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	525,000	[a]	581,041
Province of Ontario Canada, Sr. Unscd. Notes	3.40	10/17/2023	150,000		151,610

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Foreign Governmental - 1.3% (continued)
Province of Quebec Canada, Sr. Unscd. Debs., Ser. NJ	7.50	7/15/2023	200,000	211,246
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	300,000	379,565
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	105,000	107,771
Uruguay, Sr. Unscd. Bonds	7.63	3/21/2036	300,000	393,430
				9,378,680
Health Care - 2.5%
Abbott Laboratories, Sr. Unscd. Notes	1.40	6/30/2030	200,000	168,879
Abbott Laboratories, Sr. Unscd. Notes	3.40	11/30/2023	200,000	201,910
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	200,000	219,225
AbbVie, Sr. Unscd. Notes	3.60	5/14/2025	170,000	169,091
AbbVie, Sr. Unscd. Notes	3.80	3/15/2025	300,000	300,585
AbbVie, Sr. Unscd. Notes	4.25	11/14/2028	110,000	109,768
AbbVie, Sr. Unscd. Notes	4.25	11/21/2049	490,000	449,671
AbbVie, Sr. Unscd. Notes	4.75	3/15/2045	200,000	194,959
Aetna, Sr. Unscd. Notes	4.75	3/15/2044	250,000	243,756
Aetna, Sr. Unscd. Notes	6.63	6/15/2036	150,000	175,963
AmerisourceBergen, Sr. Unscd. Notes	2.80	5/15/2030	100,000	89,586
Amgen, Sr. Unscd. Notes	2.45	2/21/2030	70,000	61,821
Amgen, Sr. Unscd. Notes	2.60	8/19/2026	500,000	477,758
Amgen, Sr. Unscd. Notes	2.80	8/15/2041	200,000	153,645
Amgen, Sr. Unscd. Notes	3.00	1/15/2052	200,000	144,920
Amgen, Sr. Unscd. Notes	3.38	2/21/2050	60,000	46,993
Amgen, Sr. Unscd. Notes	4.66	6/15/2051	100,000	96,390
Anthem, Sr. Unscd. Notes	2.25	5/15/2030	100,000	86,359
Anthem, Sr. Unscd. Notes	3.60	3/15/2051	60,000	50,673
AstraZeneca, Sr. Unscd. Notes	1.38	8/6/2030	370,000	304,672
AstraZeneca, Sr. Unscd. Notes	4.38	8/17/2048	45,000	45,848
AstraZeneca, Sr. Unscd. Notes	4.38	11/16/2045	205,000	206,535
Banner Health, Unscd. Bonds	2.34	1/1/2030	300,000	270,977
Baxalta, Gtd. Notes	5.25	6/23/2045	200,000	209,024
Becton Dickinson & Co., Sr. Unscd. Notes	3.73	12/15/2024	386,000	386,622
Biogen, Sr. Unscd. Notes	4.05	9/15/2025	500,000	497,964
Boston Scientific, Sr. Unscd. Notes	1.90	6/1/2025	300,000	284,439
Bristol-Myers Squibb, Sr. Unscd. Notes	0.75	11/13/2025	200,000	182,492
Bristol-Myers Squibb, Sr. Unscd. Notes	2.35	11/13/2040	200,000	151,809

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Health Care - 2.5% (continued)
Bristol-Myers Squibb, Sr. Unscd. Notes	2.55	11/13/2050	200,000		144,182
Bristol-Myers Squibb, Sr. Unscd. Notes	2.95	3/15/2032	55,000	[a]	50,606
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	78,000		75,727
Bristol-Myers Squibb, Sr. Unscd. Notes	3.55	3/15/2042	40,000		35,819
Bristol-Myers Squibb, Sr. Unscd. Notes	3.90	2/20/2028	90,000		90,755
Bristol-Myers Squibb, Sr. Unscd. Notes	4.35	11/15/2047	90,000		88,106
Bristol-Myers Squibb, Sr. Unscd. Notes	4.55	2/20/2048	70,000		70,561
Cardinal Health, Sr. Unscd. Notes	4.60	3/15/2043	300,000		273,840
Cigna, Gtd. Notes	3.88	10/15/2047	75,000		64,435
Cigna, Gtd. Notes	4.13	11/15/2025	130,000		131,435
Cigna, Gtd. Notes	4.38	10/15/2028	230,000		231,118
Cigna, Sr. Unscd. Notes	2.38	3/15/2031	80,000		68,527
CVS Health, Sr. Unscd. Notes	1.75	8/21/2030	85,000		69,378
CVS Health, Sr. Unscd. Notes	3.25	8/15/2029	100,000		93,341
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	300,000		301,567
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	500,000		495,124
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	200,000		201,522
Danaher, Sr. Unscd. Notes	4.38	9/15/2045	250,000		240,273
Dignity Health, Scd. Bonds	5.27	11/1/2064	304,000		311,990
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	250,000		244,401
Gilead Sciences, Sr. Unscd. Notes	1.20	10/1/2027	80,000		69,535
Gilead Sciences, Sr. Unscd. Notes	4.15	3/1/2047	220,000		201,667
GlaxoSmithKline Capital, Gtd. Bonds	6.38	5/15/2038	300,000		368,650
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	140,000		141,116
HCA, Sr. Scd. Notes	4.13	6/15/2029	110,000		105,472
HCA, Sr. Scd. Notes	5.13	6/15/2039	50,000		48,243
HCA, Sr. Scd. Notes	5.25	6/15/2049	100,000		95,556
Johnson & Johnson, Sr. Unscd. Notes	2.10	9/1/2040	400,000		302,867
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	380,000		370,025
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000		45,662
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	500,000		486,361
Kaiser Foundation Hospitals, Unscd. Bonds, Ser. 2021	3.00	6/1/2051	70,000		54,395
Medtronic, Gtd. Notes	3.50	3/15/2025	386,000		387,540
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes, Ser. 2015	4.20	7/1/2055	200,000		195,353

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Health Care - 2.5% (continued)
Merck & Co., Sr. Unscd. Notes	1.45	6/24/2030	400,000		334,280
Merck & Co., Sr. Unscd. Notes	2.35	6/24/2040	50,000		38,682
Merck & Co., Sr. Unscd. Notes	2.45	6/24/2050	60,000		43,615
Merck & Co., Sr. Unscd. Notes	2.75	2/10/2025	250,000		247,505
Merck & Co., Sr. Unscd. Notes	2.90	12/10/2061	110,000		80,726
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	55,000		53,499
Mount Sinai Hospitals Group, Scd. Bonds, Ser. 2019	3.74	7/1/2049	300,000		261,500
Mylan, Gtd. Notes	5.40	11/29/2043	300,000		272,815
Northwell Healthcare, Scd. Notes	3.98	11/1/2046	250,000		224,478
Novartis Capital, Gtd. Notes	2.20	8/14/2030	390,000		347,543
Novartis Capital, Gtd. Notes	2.75	8/14/2050	60,000	[a]	47,331
Pfizer, Sr. Unscd. Notes	0.80	5/28/2025	300,000		279,643
Pfizer, Sr. Unscd. Notes	2.55	5/28/2040	300,000		242,304
Pfizer, Sr. Unscd. Notes	3.45	3/15/2029	100,000		97,730
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000		222,938
Quest Diagnostics, Sr. Unscd. Notes	3.50	3/30/2025	250,000		249,073
Stryker, Sr. Unscd. Notes	3.50	3/15/2026	250,000		248,552
Stryker, Sr. Unscd. Notes	4.38	5/15/2044	100,000		94,096
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	200,000		208,615
Thermo Fisher Scientific, Sr. Unscd. Notes	2.80	10/15/2041	200,000		160,407
Trinity Health, Scd. Bonds	4.13	12/1/2045	200,000		193,375
UnitedHealth Group, Sr. Unscd. Notes	2.30	5/15/2031	75,000		65,628
UnitedHealth Group, Sr. Unscd. Notes	3.05	5/15/2041	75,000		62,658
UnitedHealth Group, Sr. Unscd. Notes	3.25	5/15/2051	100,000		82,808
UnitedHealth Group, Sr. Unscd. Notes	3.75	10/15/2047	70,000		62,822
UnitedHealth Group, Sr. Unscd. Notes	3.88	12/15/2028	100,000		100,227
UnitedHealth Group, Sr. Unscd. Notes	4.25	6/15/2048	80,000		77,734
UnitedHealth Group, Sr. Unscd. Notes	4.45	12/15/2048	60,000		60,111
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	280,000		293,133
UnitedHealth Group, Sr. Unscd. Notes	6.88	2/15/2038	210,000		268,359
Viatris, Gtd. Notes	2.70	6/22/2030	150,000		124,147

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Health Care - 2.5% (continued)
Zoetis, Sr. Unscd. Notes	3.00	5/15/2050	300,000		236,979
				17,520,796
Industrial - .7%
3M, Sr. Unscd. Notes	2.25	9/19/2026	500,000		475,795
3M, Sr. Unscd. Notes	2.38	8/26/2029	390,000	[a]	353,463
3M, Sr. Unscd. Notes	3.38	3/1/2029	300,000	[a]	292,468
Caterpillar, Sr. Unscd. Bonds	6.05	8/15/2036	237,000		279,809
Caterpillar, Sr. Unscd. Notes	3.25	4/9/2050	300,000		257,630
Caterpillar Financial Services, Sr. Unscd. Notes	0.80	11/13/2025	200,000		182,955
Eaton, Gtd. Notes	4.15	11/2/2042	200,000		191,204
GE Capital International Funding, Gtd. Notes	4.42	11/15/2035	800,000		782,788
Illinois Tool Works, Sr. Unscd. Notes	3.90	9/1/2042	270,000		256,635
John Deere Capital, Sr. Unscd. Notes	0.70	1/15/2026	200,000		181,926
John Deere Capital, Sr. Unscd. Notes	1.45	1/15/2031	300,000		248,791
Otis Worldwide, Sr. Unscd. Notes	2.06	4/5/2025	300,000		285,852
Parker-Hannifin, Sr. Unscd. Notes	3.25	6/14/2029	300,000		280,759
Parker-Hannifin, Sr. Unscd. Notes	4.00	6/14/2049	40,000		35,668
Stanley Black & Decker, Sr. Unscd. Notes	2.30	3/15/2030	300,000		264,329
Textron, Sr. Unscd. Notes	4.00	3/15/2026	500,000		502,062
Xylem, Sr. Unscd. Notes	4.38	11/1/2046	250,000		234,141
				5,106,275
Information Technology - .7%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	250,000		251,041
Autodesk, Sr. Unscd. Notes	4.38	6/15/2025	250,000		254,239
Broadridge Financial Solutions, Sr. Unscd. Notes	2.90	12/1/2029	150,000		134,981
Citrix Systems, Sr. Unscd. Notes	1.25	3/1/2026	400,000		389,531
Electronic Arts, Sr. Unscd. Notes	1.85	2/15/2031	200,000		165,688
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	190,000		177,675
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	100,000		90,257
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	361,000		271,335
Microsoft, Sr. Unscd. Notes	3.04	3/17/2062	360,000		286,762
Oracle, Sr. Unscd. Notes	2.88	3/25/2031	205,000		174,142
Oracle, Sr. Unscd. Notes	2.95	4/1/2030	350,000		302,645
Oracle, Sr. Unscd. Notes	3.25	11/15/2027	250,000		232,933
Oracle, Sr. Unscd. Notes	3.85	7/15/2036	500,000		421,116
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	300,000		259,555
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	160,000		124,583
Oracle, Sr. Unscd. Notes	4.10	3/25/2061	210,000		156,061

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Information Technology - .7% (continued)
Roper Technologies, Sr. Unscd. Notes	1.00	9/15/2025	300,000		274,893
Roper Technologies, Sr. Unscd. Notes	1.40	9/15/2027	300,000		263,383
Roper Technologies, Sr. Unscd. Notes	3.80	12/15/2026	500,000		496,906
Take-Two Interactive Software, Sr. Unscd. Notes	3.55	4/14/2025	100,000		99,136
				4,826,862
Insurance - .9%
American International Group, Sr. Unscd. Notes	3.88	1/15/2035	500,000		469,280
American International Group, Sr. Unscd. Notes	4.75	4/1/2048	200,000		205,369
Aon, Gtd. Notes	2.80	5/15/2030	100,000		89,138
Aon, Gtd. Notes	3.75	5/2/2029	250,000		243,966
Aon, Gtd. Notes	4.60	6/14/2044	200,000		191,012
Arthur J. Gallagher & Co., Sr. Unscd. Notes	3.50	5/20/2051	40,000		32,424
Athene Holding, Sr. Unscd. Notes	3.95	5/25/2051	300,000		243,601
AXA, Sub. Bonds	8.60	12/15/2030	165,000		207,914
Berkshire Hathaway, Sr. Unscd. Notes	3.13	3/15/2026	200,000		198,703
Berkshire Hathaway Finance, Gtd. Notes	2.85	10/15/2050	250,000		190,130
Berkshire Hathaway Finance, Gtd. Notes	4.20	8/15/2048	135,000		129,266
Corebridge Financial, Sr. Unscd. Notes	3.65	4/5/2027	100,000	[b]	97,134
Corebridge Financial, Sr. Unscd. Notes	3.90	4/5/2032	100,000	[b]	93,930
Corebridge Financial, Sr. Unscd. Notes	4.40	4/5/2052	100,000	[b]	89,332
First American Financial, Sr. Unscd. Notes	4.60	11/15/2024	500,000		507,078
Marsh & McLennan, Sr. Unscd. Notes	4.38	3/15/2029	70,000		70,793
Marsh & McLennan, Sr. Unscd. Notes	4.90	3/15/2049	65,000		67,886
MetLife, Sr. Unscd. Notes	4.05	3/1/2045	200,000		185,731
MetLife, Sr. Unscd. Notes	6.38	6/15/2034	150,000		176,354
Principal Financial Group, Gtd. Notes	2.13	6/15/2030	300,000		256,049
Prudential Financial, Jr. Sub. Notes	5.20	3/15/2044	300,000		292,300
Prudential Financial, Sr. Unscd. Notes	3.70	3/13/2051	75,000		65,120
Prudential Financial, Sr. Unscd. Notes	4.60	5/15/2044	200,000		198,273

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Insurance - .9% (continued)
Reinsurance Group of America, Sr. Unscd. Notes	3.15	6/15/2030	300,000		273,693
Reinsurance Group of America, Sr. Unscd. Notes	4.70	9/15/2023	350,000		356,004
The Allstate, Sr. Unscd. Notes	0.75	12/15/2025	200,000		182,213
The Allstate, Sub. Debs., Ser. B	5.75	8/15/2053	300,000		291,420
The Chubb, Gtd. Notes	6.00	5/11/2037	200,000		233,825
The Progressive Corp., Sr. Unscd. Notes	4.13	4/15/2047	70,000		66,730
The Progressive Corp., Sr. Unscd. Notes	6.63	3/1/2029	100,000		116,133
The Travelers Companies, Sr. Unscd. Notes	4.05	3/7/2048	150,000		142,316
				5,963,117
Internet Software & Services - .4%
Alphabet, Sr. Unscd. Notes	0.45	8/15/2025	250,000		230,644
Alphabet, Sr. Unscd. Notes	1.10	8/15/2030	215,000		176,074
Alphabet, Sr. Unscd. Notes	1.90	8/15/2040	65,000		47,741
Alphabet, Sr. Unscd. Notes	2.00	8/15/2026	300,000		285,250
Amazon.com, Sr. Unscd. Notes	0.40	6/3/2023	200,000	[a]	196,099
Amazon.com, Sr. Unscd. Notes	0.80	6/3/2025	200,000		186,900
Amazon.com, Sr. Unscd. Notes	1.50	6/3/2030	200,000		168,364
Amazon.com, Sr. Unscd. Notes	1.65	5/12/2028	300,000		267,051
Amazon.com, Sr. Unscd. Notes	2.50	6/3/2050	200,000		148,214
Amazon.com, Sr. Unscd. Notes	2.73	4/13/2024	100,000		99,936
Amazon.com, Sr. Unscd. Notes	2.88	5/12/2041	500,000		415,199
Amazon.com, Sr. Unscd. Notes	3.25	5/12/2061	220,000		178,791
Amazon.com, Sr. Unscd. Notes	3.30	4/13/2027	100,000		99,258
Amazon.com, Sr. Unscd. Notes	3.60	4/13/2032	100,000	[a]	98,172
Amazon.com, Sr. Unscd. Notes	4.10	4/13/2062	100,000		95,670
eBay, Sr. Unscd. Notes	1.40	5/10/2026	300,000		273,268
eBay, Sr. Unscd. Notes	3.65	5/10/2051	13,000		10,576
				2,977,207
Materials - .0%
Berry Global, Sr. Scd. Notes	1.57	1/15/2026	150,000		136,559
Media - .8%
Charter Communications Operating, Sr. Scd. Notes	4.40	12/1/2061	70,000		52,442
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/2025	510,000		520,068
Charter Communications Operating, Sr. Scd. Notes	5.25	4/1/2053	200,000		174,816
Charter Communications Operating, Sr. Scd. Notes	5.50	4/1/2063	200,000		175,274

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Media - .8% (continued)
Charter Communications Operating, Sr. Scd. Notes	6.48	10/23/2045	500,000	504,729
Comcast, Gtd. Bonds	4.00	8/15/2047	60,000	54,269
Comcast, Gtd. Notes	1.50	2/15/2031	650,000	528,053
Comcast, Gtd. Notes	2.45	8/15/2052	750,000	515,433
Comcast, Gtd. Notes	3.38	8/15/2025	730,000	728,125
Comcast, Gtd. Notes	3.90	3/1/2038	75,000	69,725
Comcast, Gtd. Notes	4.00	3/1/2048	60,000	54,226
Comcast, Gtd. Notes	4.60	10/15/2038	200,000	199,880
Comcast, Gtd. Notes	6.45	3/15/2037	300,000	358,336
Discovery Communications, Gtd. Notes	3.95	3/20/2028	350,000	337,096
Fox, Sr. Unscd. Notes	4.03	1/25/2024	83,000	83,850
Grupo Televisa, Sr. Unscd. Notes	5.00	5/13/2045	200,000	189,694
Paramount Global, Sr. Unscd. Debs.	7.88	7/30/2030	150,000	177,039
Paramount Global, Sr. Unscd. Notes	4.90	8/15/2044	240,000	209,557
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	225,000	196,968
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	350,000	305,580
Time Warner Cable, Sr. Scd. Debs.	6.55	5/1/2037	350,000	366,960
				5,802,120
Metals & Mining - ..3%
Barrick PD Australia Finance, Gtd. Notes	5.95	10/15/2039	200,000	224,297
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	65,000	65,076
Newmont, Gtd. Notes	6.25	10/1/2039	126,000	146,213
Nucor, Sr. Unscd. Notes	2.98	12/15/2055	200,000	145,917
Rio Tinto Alcan, Sr. Unscd. Debs.	7.25	3/15/2031	350,000	434,418
Southern Copper, Sr. Unscd. Notes	5.25	11/8/2042	300,000	307,603
Steel Dynamics, Sr. Unscd. Notes	3.25	10/15/2050	60,000	47,186
Teck Resources, Sr. Unscd. Notes	3.90	7/15/2030	300,000	[a] 284,582
Vale Overseas, Gtd. Notes	3.75	7/8/2030	200,000	181,049
Vale Overseas, Gtd. Notes	6.88	11/21/2036	250,000	275,706
				2,112,047
Municipal Securities - .7%
American Municipal Power, Revenue Bonds (Combined Hydroelectric Projects) (Build America Bond) Ser. B	8.08	2/15/2050	100,000	152,399
Bay Area Toll Authority, Revenue Bonds (Build America Bond) Ser. F2	6.26	4/1/2049	300,000	396,177
California, GO	3.50	4/1/2028	100,000	99,981

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Municipal Securities - .7% (continued)
California, GO (Build America Bond)	7.50	4/1/2034	200,000	263,036
California, GO (Build America Bonds)	7.55	4/1/2039	300,000	416,471
Connecticut, GO, Ser. A	5.85	3/15/2032	200,000	228,323
District of Columbia, Revenue Bonds (Build America Bond) Ser. E	5.59	12/1/2034	200,000	224,503
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Build America Bond)	6.64	4/1/2057	337,000	414,076
Illinois, GO	5.10	6/1/2033	230,000	235,500
Los Angeles Unified School District, GO (Build America Bond)	5.75	7/1/2034	350,000	392,543
Massachusetts School Building Authority, Revenue Bonds (Build America Bond)	5.72	8/15/2039	100,000	116,414
Metropolitan Transportation Authority, Revenue Bonds (Build America Bond)	7.34	11/15/2039	300,000	409,610
New Jersey Turnpike Authority, Revenue Bonds (Build America Bond) Ser. F	7.41	1/1/2040	400,000	543,770
New York City Municipal Water Finance Authority, Revenue Bonds (Build America Bond)	5.95	6/15/2042	345,000	431,190
Pennsylvania Turnpike Commission, Revenue Bonds (Build America Bond) Ser. B	5.51	12/1/2045	200,000	237,309
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 192	4.81	10/15/2065	300,000	322,809
The Ohio State University, Revenue Bonds, Ser. A	3.80	12/1/2046	250,000	237,464
				5,121,575
Real Estate - 1.0%
Alexandria Real Estate Equities, Gtd. Notes	2.00	5/18/2032	250,000	205,424
Alexandria Real Estate Equities, Gtd. Notes	3.00	5/18/2051	200,000	147,196
American Tower, Sr. Unscd. Notes	1.50	1/31/2028	200,000	169,460
American Tower, Sr. Unscd. Notes	1.60	4/15/2026	300,000	272,815
American Tower, Sr. Unscd. Notes	2.70	4/15/2031	300,000	252,281
American Tower, Sr. Unscd. Notes	3.80	8/15/2029	90,000	84,286
AvalonBay Communities, Sr. Unscd. Notes	4.20	12/15/2023	400,000	404,964
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	100,000	100,828
Corporate Office Properties, Gtd. Notes	2.00	1/15/2029	200,000	167,112

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Real Estate - 1.0% (continued)
Crown Castle International, Sr. Unscd. Notes	2.25	1/15/2031	200,000	164,817
Crown Castle International, Sr. Unscd. Notes	3.70	6/15/2026	430,000	423,106
Equinix, Sr. Unscd. Notes	1.45	5/15/2026	200,000	180,479
Equinix, Sr. Unscd. Notes	3.40	2/15/2052	200,000	155,245
Essex Portfolio, Gtd. Notes	2.65	3/15/2032	150,000	129,302
Essex Portfolio, Gtd. Notes	4.00	3/1/2029	200,000	196,433
Kimco Realty, Sr. Unscd. Notes	2.70	10/1/2030	200,000	177,904
Mid-America Apartments, Sr. Unscd. Notes	1.10	9/15/2026	400,000	357,334
Mid-America Apartments, Sr. Unscd. Notes	4.30	10/15/2023	200,000	202,617
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/2024	500,000	503,255
Office Properties Income Trust, Sr. Unscd. Notes	2.65	6/15/2026	200,000	179,349
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	370,000	326,206
Prologis, Sr. Unscd. Notes	3.00	4/15/2050	35,000	27,829
Realty Income, Sr. Unscd. Notes	3.88	7/15/2024	250,000	251,790
Realty Income, Sr. Unscd. Notes	3.95	8/15/2027	250,000	248,344
Rexford Industrial Realty, Gtd. Notes	2.15	9/1/2031	200,000	164,071
Simon Property Group, Sr. Unscd. Notes	2.65	7/15/2030	200,000	176,397
Simon Property Group, Sr. Unscd. Notes	3.25	9/13/2049	65,000	50,953
Simon Property Group, Sr. Unscd. Notes	3.80	7/15/2050	200,000	174,440
Tanger Properties, Sr. Unscd. Notes	2.75	9/1/2031	400,000	326,065
UDR, Gtd. Notes	2.10	8/1/2032	200,000	161,834
Ventas Realty, Gtd. Notes	4.00	3/1/2028	300,000	293,676
Ventas Realty, Gtd. Notes	4.88	4/15/2049	200,000	197,830
Welltower, Sr. Unscd. Notes	4.13	3/15/2029	200,000	198,126
				7,071,768
Retailing - .8%
Advance Auto Parts, Gtd. Notes	1.75	10/1/2027	300,000	263,440
Autozone, Sr. Unscd. Notes	3.13	4/21/2026	500,000	486,973
Costco Wholesale, Sr. Unscd. Notes	1.60	4/20/2030	200,000	170,073
Costco Wholesale, Sr. Unscd. Notes	3.00	5/18/2027	100,000	98,396
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	95,000	94,418
Lowe's, Sr. Unscd. Notes	1.70	9/15/2028	200,000	175,028
Lowe's, Sr. Unscd. Notes	2.80	9/15/2041	200,000	152,650
Lowe's, Sr. Unscd. Notes	3.00	10/15/2050	200,000	148,406
Lowe's, Sr. Unscd. Notes	3.13	9/15/2024	250,000	249,421

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Retailing - .8% (continued)
Lowe's, Sr. Unscd. Notes	3.65	4/5/2029	80,000		77,356
McDonald's, Sr. Unscd. Notes	3.63	9/1/2049	50,000		41,898
McDonald's, Sr. Unscd. Notes	4.88	12/9/2045	465,000		471,441
O'Reilly Automotive, Sr. Unscd. Notes	1.75	3/15/2031	300,000	[a]	241,730
Starbucks, Sr. Unscd. Notes	2.55	11/15/2030	400,000		347,251
Starbucks, Sr. Unscd. Notes	4.45	8/15/2049	250,000		231,296
Target, Sr. Unscd. Notes	2.50	4/15/2026	400,000		388,701
The Home Depot, Sr. Unscd. Notes	1.50	9/15/2028	300,000		263,601
The Home Depot, Sr. Unscd. Notes	3.35	4/15/2050	250,000		210,386
The Home Depot, Sr. Unscd. Notes	3.35	9/15/2025	300,000		300,193
The Home Depot, Sr. Unscd. Notes	5.88	12/16/2036	300,000		354,473
Walmart, Sr. Unscd. Notes	3.40	6/26/2023	265,000		267,959
Walmart, Sr. Unscd. Notes	3.95	6/28/2038	90,000		89,678
Walmart, Sr. Unscd. Notes	4.05	6/29/2048	180,000		181,229
				5,305,997
Semiconductors & Semiconductor Equipment - .5%
Applied Materials, Sr. Unscd. Notes	3.90	10/1/2025	500,000		509,038
Broadcom, Gtd. Notes	2.45	2/15/2031	230,000	[b]	191,948
Broadcom, Gtd. Notes	2.60	2/15/2033	200,000	[b]	160,895
Broadcom, Gtd. Notes	3.50	2/15/2041	200,000	[b]	155,793
Broadcom, Gtd. Notes	4.11	9/15/2028	260,000		253,210
Broadcom, Gtd. Notes	4.75	4/15/2029	210,000		210,098
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	110,000		104,161
Intel, Sr. Unscd. Notes	3.15	5/11/2027	110,000	[a]	108,019
Intel, Sr. Unscd. Notes	3.25	11/15/2049	150,000		121,019
Intel, Sr. Unscd. Notes	3.73	12/8/2047	120,000		106,810
Intel, Sr. Unscd. Notes	3.90	3/25/2030	300,000		297,356
Intel, Sr. Unscd. Notes	4.10	5/11/2047	80,000		75,141
Intel, Sr. Unscd. Notes	4.75	3/25/2050	300,000		309,958
NVIDIA, Sr. Unscd. Notes	1.55	6/15/2028	300,000		264,369
Qualcomm, Sr. Unscd. Notes	4.30	5/20/2047	120,000		119,325
Qualcomm, Sr. Unscd. Notes	4.65	5/20/2035	140,000		145,789
Texas Instruments, Sr. Unscd. Notes	1.13	9/15/2026	200,000		182,021
Texas Instruments, Sr. Unscd. Notes	4.15	5/15/2048	80,000		79,763
				3,394,713
Supranational Bank - 1.7%
African Development Bank, Sr. Unscd. Notes	3.00	9/20/2023	300,000		301,744
Asian Development Bank, Sr. Unscd. Bonds	0.63	4/29/2025	220,000		205,518

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Supranational Bank - 1.7% (continued)
Asian Development Bank, Sr. Unscd. Notes	0.25	7/14/2023	300,000		292,222
Asian Development Bank, Sr. Unscd. Notes	1.00	4/14/2026	200,000		185,016
Asian Development Bank, Sr. Unscd. Notes	1.88	1/24/2030	100,000		91,878
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/2025	500,000		488,175
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000		88,681
European Bank for Reconstruction & Development, Sr. Unscd. Notes	0.25	7/10/2023	300,000		292,088
European Investment Bank, Sr. Unscd. Bonds	0.38	12/15/2025	200,000		182,395
European Investment Bank, Sr. Unscd. Bonds	1.63	3/14/2025	200,000		193,086
European Investment Bank, Sr. Unscd. Bonds	1.63	10/9/2029	300,000		272,115
European Investment Bank, Sr. Unscd. Bonds	2.25	6/24/2024	160,000		158,284
European Investment Bank, Sr. Unscd. Notes	0.38	3/26/2026	250,000		226,051
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	500,000		486,740
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000		485,823
Export Development Canada, Gov't Gtd. Bonds	2.63	2/21/2024	300,000		299,146
Export-Import Bank of Korea, Sr. Unscd. Bonds	4.00	1/14/2024	500,000		509,886
FMS Wertmanagement, Gov't Gtd. Notes	2.75	1/30/2024	400,000		400,021
Inter-American Development Bank, Sr. Unscd. Bonds	2.13	1/15/2025	1,000,000		979,760
Inter-American Development Bank, Sr. Unscd. Notes	0.25	11/15/2023	400,000		385,824
Inter-American Development Bank, Sr. Unscd. Notes	1.13	1/13/2031	200,000		170,816
Inter-American Development Bank, Sr. Unscd. Notes	1.75	3/14/2025	150,000	[a]	145,086
Inter-American Development Bank, Sr. Unscd. Notes	2.00	7/23/2026	80,000		76,709
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	300,000		300,634
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	0.63	4/22/2025	390,000		364,490

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Supranational Bank - 1.7% (continued)
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	1.25	2/10/2031	175,000		150,580
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.50	7/29/2025	1,000,000		985,425
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.38	7/28/2025	300,000		276,138
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.88	5/14/2030	200,000		168,985
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.38	4/20/2028	300,000		272,287
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.63	1/15/2025	300,000		289,803
International Finance, Sr. Unscd. Notes	0.38	7/16/2025	200,000		184,224
Japan Bank for International Cooperation, Gov't Gtd. Bonds	1.88	7/21/2026	500,000		473,990
Japan Bank for International Cooperation, Gov't Gtd. Notes	2.00	10/17/2029	300,000		275,941
Japan Bank for International Cooperation, Gov't Gtd. Notes	2.75	1/21/2026	250,000		245,911
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	0.50	1/27/2026	250,000		226,693
The Asian Infrastructure Investment Bank, Sr. Unscd. Notes	0.50	5/28/2025	200,000		184,746
The Korea Development Bank, Sr. Unscd. Bonds	0.80	7/19/2026	300,000		269,893
				11,586,804
Technology Hardware & Equipment - .8%
Amdocs, Sr. Unscd. Notes	2.54	6/15/2030	200,000		172,643
Apple, Sr. Unscd. Notes	0.70	2/8/2026	230,000		210,239
Apple, Sr. Unscd. Notes	1.13	5/11/2025	125,000		117,926
Apple, Sr. Unscd. Notes	1.65	5/11/2030	100,000		86,164
Apple, Sr. Unscd. Notes	1.65	2/8/2031	175,000		147,917
Apple, Sr. Unscd. Notes	1.80	9/11/2024	135,000	[a]	131,999
Apple, Sr. Unscd. Notes	2.20	9/11/2029	120,000		109,105
Apple, Sr. Unscd. Notes	2.38	2/8/2041	80,000		62,510
Apple, Sr. Unscd. Notes	2.55	8/20/2060	140,000		98,540
Apple, Sr. Unscd. Notes	2.65	5/11/2050	120,000		91,699
Apple, Sr. Unscd. Notes	2.80	2/8/2061	215,000		157,611
Apple, Sr. Unscd. Notes	2.95	9/11/2049	75,000		60,727

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Technology Hardware & Equipment - .8% (continued)
Apple, Sr. Unscd. Notes	3.20	5/11/2027	200,000		197,282
Apple, Sr. Unscd. Notes	3.35	2/9/2027	500,000		498,007
Apple, Sr. Unscd. Notes	3.45	5/6/2024	500,000		505,849
Apple, Sr. Unscd. Notes	3.75	11/13/2047	90,000		84,635
Apple, Sr. Unscd. Notes	4.25	2/9/2047	300,000		298,845
Dell International, Gtd. Notes	3.45	12/15/2051	45,000	[b]	31,792
Dell International, Sr. Unscd. Notes	6.02	6/15/2026	200,000		211,428
Dell International, Sr. Unscd. Notes	8.35	7/15/2046	65,000		86,960
DXC Technology, Sr. Unscd. Notes	2.38	9/15/2028	300,000		261,371
Hewlett Packard Enterprise, Sr. Unscd. Notes	1.75	4/1/2026	200,000		185,047
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.90	10/15/2025	250,000		257,859
HP, Sr. Unscd. Notes	3.40	6/17/2030	200,000		179,623
International Business Machines, Sr. Unscd. Notes	1.70	5/15/2027	100,000		91,081
International Business Machines, Sr. Unscd. Notes	3.30	5/15/2026	250,000		246,727
International Business Machines, Sr. Unscd. Notes	3.50	5/15/2029	220,000		213,171
International Business Machines, Sr. Unscd. Notes	4.15	5/15/2039	105,000		99,714
International Business Machines, Sr. Unscd. Notes	4.25	5/15/2049	160,000		150,920
Leidos, Gtd. Notes	2.30	2/15/2031	200,000		164,949
NetApp, Sr. Unscd. Notes	2.70	6/22/2030	200,000		175,216
				5,387,556
Telecommunication Services - 1.2%
America Movil, Gtd. Notes	6.38	3/1/2035	100,000		115,966
America Movil, Sr. Unscd. Notes	4.38	4/22/2049	200,000		191,188
AT&T, Sr. Unscd. Notes	3.50	9/15/2053	615,000		482,493
AT&T, Sr. Unscd. Notes	3.80	12/1/2057	300,000		239,602
AT&T, Sr. Unscd. Notes	4.35	3/1/2029	560,000		565,936
AT&T, Sr. Unscd. Notes	4.50	5/15/2035	500,000		493,450
AT&T, Sr. Unscd. Notes	4.50	3/9/2048	341,000		320,209
AT&T, Sr. Unscd. Notes	4.85	7/15/2045	300,000		289,783
AT&T, Sr. Unscd. Notes	4.85	3/1/2039	110,000		109,618
British Telecommunications, Sr. Unscd. Notes	9.63	12/15/2030	175,000		224,058
Cisco Systems, Sr. Unscd. Notes	2.95	2/28/2026	250,000		247,212
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	250,000		287,394
Corning, Sr. Unscd. Notes	3.90	11/15/2049	300,000		263,830
Deutsche Telekom International Finance, Gtd. Bonds	8.75	6/15/2030	300,000		381,872

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Telecommunication Services - 1.2% (continued)
Orange, Sr. Unscd. Notes	9.00	3/1/2031	300,000		395,687
Rogers Communications, Gtd. Bonds	7.50	8/15/2038	125,000		160,658
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	150,000		141,433
Telefonica Emisiones, Gtd. Notes	7.05	6/20/2036	250,000		288,628
T-Mobile USA, Sr. Scd. Notes	2.05	2/15/2028	300,000		264,782
T-Mobile USA, Sr. Scd. Notes	3.50	4/15/2025	310,000		305,944
T-Mobile USA, Sr. Scd. Notes	3.60	11/15/2060	200,000	[b]	148,723
T-Mobile USA, Sr. Scd. Notes	4.50	4/15/2050	250,000		228,284
Verizon Communications, Sr. Unscd. Notes	0.85	11/20/2025	200,000		182,710
Verizon Communications, Sr. Unscd. Notes	1.75	1/20/2031	200,000		163,476
Verizon Communications, Sr. Unscd. Notes	2.88	11/20/2050	200,000		146,347
Verizon Communications, Sr. Unscd. Notes	3.00	11/20/2060	500,000		349,673
Verizon Communications, Sr. Unscd. Notes	3.70	3/22/2061	365,000		294,180
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	627,000		614,562
Verizon Communications, Sr. Unscd. Notes	4.33	9/21/2028	250,000		251,826
Vodafone Group, Sr. Unscd. Notes	5.00	5/30/2038	60,000		59,707
Vodafone Group, Sr. Unscd. Notes	5.13	6/19/2059	110,000		107,809
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	180,000		179,453
Vodafone Group, Sr. Unscd. Notes	7.88	2/15/2030	125,000		151,673
				8,648,166
Transportation - .4%
Burlington Northern Santa Fe, Sr. Unscd. Debs.	4.55	9/1/2044	300,000		299,927
Burlington Northern Santa Fe, Sr. Unscd. Debs.	6.15	5/1/2037	300,000		354,384
Burlington Northern Santa Fe, Sr. Unscd. Debs.	7.00	12/15/2025	100,000		111,559
Canadian Pacific Railway, Gtd. Notes	6.13	9/15/2115	100,000		110,473
CSX, Sr. Unscd. Notes	3.80	3/1/2028	200,000		198,859
CSX, Sr. Unscd. Notes	4.30	3/1/2048	50,000		47,482
CSX, Sr. Unscd. Notes	4.75	11/15/2048	100,000		101,032
FedEx, Gtd. Notes	4.75	11/15/2045	400,000		381,128
Kansas Southern, Gtd. Notes	4.95	8/15/2045	150,000		152,933
Norfolk Southern, Sr. Unscd. Notes	2.90	8/25/2051	300,000		225,143
Union Pacific, Sr. Unscd. Notes	3.80	4/6/2071	55,000		46,439
Union Pacific, Sr. Unscd. Notes	3.84	3/20/2060	243,000		213,267
Union Pacific, Sr. Unscd. Notes	3.85	2/14/2072	50,000	[a]	42,603

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
Transportation - .4% (continued)
Union Pacific, Sr. Unscd. Notes	3.95	9/10/2028	105,000		105,030
United Parcel Service, Sr. Unscd. Notes	3.75	11/15/2047	80,000		73,302
United Parcel Service, Sr. Unscd. Notes	5.30	4/1/2050	200,000		227,073
				2,690,634
U.S. Government Agencies Collateralized Municipal-Backed Securities - 1.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K043, Cl. A2	3.06	12/25/2024	348,000	[c]	348,227
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A2	3.33	5/25/2025	45,000	[c]	45,190
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	800,000	[c]	780,130
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K103, Cl. A2	2.65	11/25/2029	400,000	[c]	381,484
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K104, Cl. A2	2.25	1/25/2030	400,000	[c]	370,755
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K106, Cl. A1	1.78	10/25/2029	293,255	[c]	271,383
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K112, Cl. A2	1.31	5/25/2030	200,000	[c]	171,275
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K126, Cl. A2	2.07	1/25/2031	400,000	[c]	363,039
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1514, Cl. A2	2.86	10/25/2034	400,000	[c]	363,589
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1516, Cl. A2	1.72	5/25/2035	400,000	[c]	315,573

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - 1.1% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1521, CI. A2	2.18	8/25/2036	300,000	[c]	247,420
Federal National Mortgage Association, Ser. 2017-M12, Cl. A2	3.17	6/25/2027	778,917	[c]	776,258
Federal National Mortgage Association, Ser. 2018-M1, Cl. A2	3.09	12/25/2027	815,120	[c]	797,174
Federal National Mortgage Association, Ser. 2018-M10, Cl. A2	3.48	7/25/2028	750,000	[c]	756,377
Federal National Mortgage Association, Ser. 2019-M12, Cl. A2	2.89	6/25/2029	500,000	[c]	489,962
Federal National Mortgage Association, Ser. 2019-M5, Cl. A2	3.27	2/25/2029	200,000	[c]	198,904
Federal National Mortgage Association, Ser. 2020-M1, Cl. A2	2.44	10/25/2029	400,000	[c]	377,089
Federal National Mortgage Association, Ser. 2020-M14, Cl. A2	1.78	5/25/2030	300,000	[c]	266,784
				7,320,613
U.S. Government Agencies Mortgage-Backed - 28.7%
Federal Home Loan Mortgage Corp.:
1.50%, 2/1/2036-11/1/2051			1,967,206	[c]	1,720,187
2.00%, 8/1/2028-3/1/2052			8,978,354	[c]	8,017,011
2.25%, 8/1/2034, 1 Year U.S. Treasury Curve Rate T-Note Constant +2.25%			259	[c,d]	261
2.50%, 3/1/2028-10/1/2051			7,996,288	[c]	7,458,072
3.00%, 10/1/2026-7/1/2050			7,913,618	[c]	7,636,328
3.50%, 11/1/2025-7/1/2049			4,684,759	[c]	4,621,638
4.00%, 4/1/2024-6/1/2050			3,224,209	[c]	3,255,720
4.50%, 5/1/2023-12/1/2048			1,692,259	[c]	1,759,043
5.00%, 5/1/2023-2/1/2048			883,772	[c]	935,489
5.50%, 2/1/2023-1/1/2039			246,249	[c]	260,181
6.00%, 7/1/2022-7/1/2039			303,603	[c]	330,890
6.50%, 4/1/2026-9/1/2037			66,261	[c]	71,831
7.00%, 12/1/2024-9/1/2031			9,202	[c]	9,769
7.50%, 6/1/2024-7/1/2030			1,823	[c]	1,883
8.00%, 5/1/2026-10/1/2031			2,109	[c]	2,257
8.50%, 6/1/2030			205	[c]	224
Federal National Mortgage Association:
2.50%			2,250,000	[c,e]	2,079,036
1.50%			7,350,000	[c,e]	6,525,046
1.50%, 11/1/2035-6/1/2051			3,908,438	[c]	3,367,451
2.00%			41,675,000	[c,e]	37,154,302

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies Mortgage-Backed - 28.7% (continued)
2.00%, 7/1/2028-12/1/2051			8,266,123	[c]	7,407,694
2.50%, 7/1/2027-3/1/2052			8,698,861	[c]	8,135,262
2.50%			23,150,000	[c,e]	21,119,707
3.00%			575,000	[c,e]	542,253
3.00%, 10/1/2026-9/1/2050			14,066,784	[c]	13,542,359
3.50%, 8/1/2025-6/1/2050			9,252,522	[c]	9,129,572
4.00%, 7/1/2024-8/1/2049			6,110,210	[c]	6,162,236
4.50%, 4/1/2023-4/1/2049			2,182,684	[c]	2,258,371
5.00%, 7/1/2022-6/1/2049			1,188,239	[c]	1,257,174
5.50%, 1/1/2032-12/1/2038			471,365	[c]	498,008
6.00%, 5/1/2024-11/1/2038			604,472	[c]	657,381
6.50%, 2/1/2028-12/1/2037			167,603	[c]	180,069
7.00%, 8/1/2023-7/1/2032			17,219	[c]	18,279
7.50%, 4/1/2026-6/1/2031			9,132	[c]	9,489
8.00%, 5/1/2027-8/1/2030			1,914	[c]	2,024
8.50%, 7/1/2030			129	[c]	141
Government National Mortgage Association I:
2.50%, 2/15/2028-9/15/2046			111,230		104,389
3.00%, 9/15/2042-8/15/2045			540,487		518,376
3.50%, 2/15/2026-8/15/2045			399,640		401,043
4.00%, 2/15/2041-9/15/2045			457,437		472,314
4.50%, 3/15/2039-2/15/2041			422,529		445,985
5.00%, 7/15/2033-4/15/2040			681,463		722,717
5.50%, 2/15/2033-11/15/2038			228,186		246,215
6.00%, 1/15/2029-10/15/2036			80,131		87,158
6.50%, 2/15/2024-11/15/2033			35,536		37,744
7.00%, 10/15/2027-8/15/2032			25,645		27,199
7.50%, 12/15/2023-11/15/2030			11,588		11,640
8.00%, 8/15/2024-3/15/2032			4,729		5,152
8.25%, 6/15/2027			475		477
8.50%, 10/15/2026			1,870		1,878
Government National Mortgage Association II:
3.00%			700,000	[e]	646,611
2.00%			8,475,000	[e]	7,688,745
2.00%, 9/20/2050-1/20/2052			2,926,281		2,665,342
2.50%, 3/20/2027-9/20/2051			2,238,303		2,086,634
2.50%			9,225,000	[e]	8,560,093
3.00%			750,000	[e]	715,021
3.00%, 1/20/2028-9/20/2050			7,081,877		6,808,947
3.50%, 9/20/2028-10/20/2051			5,928,142		5,882,460
4.00%, 9/20/2043-7/20/2049			2,858,388		2,896,432
4.50%, 7/20/2041-6/20/2049			1,719,471		1,806,333

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Government Agencies Mortgage-Backed - 28.7% (continued)
5.00%, 9/20/2040-2/20/2049			165,938		176,922
5.50%, 10/20/2031-6/20/2041			40,398		43,935
6.50%, 2/20/2028			195		206
8.50%, 7/20/2025			63		64
				199,186,670
U.S. Government Agencies Obligations - 1.3%
Federal Farm Credit Bank Funding Corp., Unscd. Bonds	1.65	7/23/2035	200,000		161,218
Federal Home Loan Bank, Unscd. Bonds	3.38	12/8/2023	500,000		506,061
Federal Home Loan Bank, Unscd. Bonds	5.50	7/15/2036	480,000		585,816
Federal Home Loan Mortgage Corp., Notes	0.80	10/27/2026	125,000	[c]	113,138
Federal Home Loan Mortgage Corp., Unscd. Notes	0.13	10/16/2023	500,000	[c]	483,760
Federal Home Loan Mortgage Corp., Unscd. Notes	0.25	6/26/2023	1,400,000	[c]	1,367,163
Federal Home Loan Mortgage Corp., Unscd. Notes	1.50	2/12/2025	500,000	[a,c]	481,649
Federal National Mortgage Association, Unscd. Notes	0.25	5/22/2023	1,000,000	[c]	979,532
Federal National Mortgage Association, Unscd. Notes	0.38	8/25/2025	1,000,000	[c]	920,064
Federal National Mortgage Association, Unscd. Notes	0.88	12/18/2026	325,000	[c]	293,364
Federal National Mortgage Association, Unscd. Notes	1.63	10/15/2024	500,000	[a,c]	485,517
Federal National Mortgage Association, Unscd. Notes	1.88	9/24/2026	1,000,000	[c]	955,463
Federal National Mortgage Association, Unscd. Notes	6.25	5/15/2029	540,000	[c]	648,224
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	700,000		831,380
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		214,818
				9,027,167
U.S. Treasury Securities - 39.2%
U.S. Treasury Bonds	1.13	5/15/2040	175,000		126,174
U.S. Treasury Bonds	1.25	5/15/2050	1,706,000		1,137,755
U.S. Treasury Bonds	1.38	8/15/2050	845,000		581,829
U.S. Treasury Bonds	1.63	11/15/2050	2,915,000		2,143,664
U.S. Treasury Bonds	1.75	8/15/2041	1,600,000		1,268,125
U.S. Treasury Bonds	1.88	11/15/2051	1,700,000	[a]	1,333,836

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Treasury Securities - 39.2% (continued)
U.S. Treasury Bonds	1.88	2/15/2041	580,000		473,720
U.S. Treasury Bonds	1.88	2/15/2051	660,000	[a]	517,455
U.S. Treasury Bonds	2.00	11/15/2041	2,990,000		2,475,627
U.S. Treasury Bonds	2.00	2/15/2050	1,145,000	[a]	924,677
U.S. Treasury Bonds	2.00	8/15/2051	2,065,000		1,668,939
U.S. Treasury Bonds	2.25	8/15/2049	1,525,000		1,303,935
U.S. Treasury Bonds	2.25	8/15/2046	1,625,000		1,372,998
U.S. Treasury Bonds	2.25	2/15/2052	175,000		150,309
U.S. Treasury Bonds	2.38	5/15/2051	3,275,000		2,884,303
U.S. Treasury Bonds	2.38	11/15/2049	640,000		563,150
U.S. Treasury Bonds	2.50	2/15/2045	1,135,000		1,005,672
U.S. Treasury Bonds	2.50	5/15/2046	2,230,000		1,978,951
U.S. Treasury Bonds	2.75	11/15/2042	997,000		929,040
U.S. Treasury Bonds	2.75	8/15/2047	1,375,000		1,285,303
U.S. Treasury Bonds	2.75	11/15/2047	1,445,000		1,351,696
U.S. Treasury Bonds	2.88	11/15/2046	161,000		153,459
U.S. Treasury Bonds	2.88	5/15/2043	1,857,000		1,762,046
U.S. Treasury Bonds	2.88	5/15/2049	2,286,000		2,217,866
U.S. Treasury Bonds	3.00	2/15/2048	1,840,000		1,808,878
U.S. Treasury Bonds	3.00	8/15/2048	875,000		861,123
U.S. Treasury Bonds	3.00	11/15/2044	1,077,000		1,041,577
U.S. Treasury Bonds	3.00	2/15/2049	1,150,000		1,141,465
U.S. Treasury Bonds	3.00	2/15/2047	1,490,000		1,452,721
U.S. Treasury Bonds	3.13	8/15/2044	956,000		944,237
U.S. Treasury Bonds	3.13	2/15/2043	130,000		128,502
U.S. Treasury Bonds	3.13	5/15/2048	1,245,000		1,255,894
U.S. Treasury Bonds	3.13	2/15/2042	195,000		193,873
U.S. Treasury Bonds	3.38	5/15/2044	760,000		781,227
U.S. Treasury Bonds	3.38	11/15/2048	1,515,000		1,603,326
U.S. Treasury Bonds	3.50	2/15/2039	750,000		798,633
U.S. Treasury Bonds	3.63	2/15/2044	1,968,000		2,101,686
U.S. Treasury Bonds	3.63	8/15/2043	1,995,000		2,128,649
U.S. Treasury Bonds	3.75	8/15/2041	705,000		765,269
U.S. Treasury Bonds	3.75	11/15/2043	1,405,000		1,527,279
U.S. Treasury Bonds	3.88	8/15/2040	130,000		143,957
U.S. Treasury Bonds	4.25	11/15/2040	215,000		249,093
U.S. Treasury Bonds	4.25	5/15/2039	1,190,000		1,386,722
U.S. Treasury Bonds	4.38	11/15/2039	365,000		430,935
U.S. Treasury Bonds	4.38	2/15/2038	543,000		641,546
U.S. Treasury Bonds	4.63	2/15/2040	945,000		1,151,110
U.S. Treasury Bonds	4.75	2/15/2041	960,000		1,185,019
U.S. Treasury Bonds	5.25	11/15/2028	335,000		380,526
U.S. Treasury Bonds	6.13	11/15/2027	1,565,000		1,816,378

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Treasury Securities - 39.2% (continued)
U.S. Treasury Bonds	6.25	5/15/2030	150,000		185,807
U.S. Treasury Notes	0.13	6/30/2023	885,000		863,100
U.S. Treasury Notes	0.13	7/31/2023	2,245,000		2,183,043
U.S. Treasury Notes	0.13	2/15/2024	3,000,000		2,868,398
U.S. Treasury Notes	0.13	7/15/2023	2,000,000		1,947,656
U.S. Treasury Notes	0.13	8/31/2023	1,115,000		1,081,158
U.S. Treasury Notes	0.25	8/31/2025	2,030,000		1,858,402
U.S. Treasury Notes	0.25	3/15/2024	3,215,000		3,073,339
U.S. Treasury Notes	0.25	9/30/2025	965,000		881,354
U.S. Treasury Notes	0.25	6/15/2024	1,500,000		1,422,832
U.S. Treasury Notes	0.38	7/31/2027	1,650,000		1,445,232
U.S. Treasury Notes	0.38	8/15/2024	630,000		596,211
U.S. Treasury Notes	0.38	4/30/2025	358,000		332,311
U.S. Treasury Notes	0.38	12/31/2025	1,950,000		1,777,014
U.S. Treasury Notes	0.38	7/15/2024	2,320,000	[a]	2,201,598
U.S. Treasury Notes	0.38	9/15/2024	2,755,000		2,600,354
U.S. Treasury Notes	0.38	1/31/2026	1,240,000		1,127,237
U.S. Treasury Notes	0.38	10/31/2023	2,295,000		2,222,743
U.S. Treasury Notes	0.50	11/30/2023	3,175,000		3,072,929
U.S. Treasury Notes	0.50	5/31/2027	650,000		575,098
U.S. Treasury Notes	0.50	2/28/2026	3,390,000		3,090,594
U.S. Treasury Notes	0.50	8/31/2027	1,950,000		1,714,857
U.S. Treasury Notes	0.63	3/31/2027	400,000		357,891
U.S. Treasury Notes	0.63	5/15/2030	1,920,000		1,607,100
U.S. Treasury Notes	0.63	7/31/2026	1,595,000		1,446,839
U.S. Treasury Notes	0.63	10/15/2024	2,000,000	[a]	1,895,781
U.S. Treasury Notes	0.63	11/30/2027	2,815,000		2,478,520
U.S. Treasury Notes	0.63	12/31/2027	2,950,000		2,592,082
U.S. Treasury Notes	0.63	8/15/2030	4,281,000		3,564,434
U.S. Treasury Notes	0.75	8/31/2026	2,205,000	[a]	2,008,359
U.S. Treasury Notes	0.75	12/31/2023	2,870,000		2,782,555
U.S. Treasury Notes	0.75	1/31/2028	3,085,000	[a]	2,725,043
U.S. Treasury Notes	0.75	11/15/2024	2,350,000		2,229,104
U.S. Treasury Notes	0.75	3/31/2026	1,110,000		1,020,116
U.S. Treasury Notes	0.88	6/30/2026	1,170,000		1,075,052
U.S. Treasury Notes	0.88	1/31/2024	3,500,000	[a]	3,394,180
U.S. Treasury Notes	0.88	11/15/2030	3,240,000	[a]	2,745,900
U.S. Treasury Notes	0.88	9/30/2026	3,450,000		3,154,189
U.S. Treasury Notes	1.00	7/31/2028	2,745,000		2,437,474
U.S. Treasury Notes	1.00	12/15/2024	1,800,000	[a]	1,716,187
U.S. Treasury Notes	1.13	2/15/2031	3,010,000	[a]	2,598,241
U.S. Treasury Notes	1.13	2/29/2028	2,445,000	[a]	2,207,186
U.S. Treasury Notes	1.13	10/31/2026	3,000,000		2,769,375

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Treasury Securities - 39.2% (continued)
U.S. Treasury Notes	1.13	8/31/2028	1,750,000		1,564,473
U.S. Treasury Notes	1.25	4/30/2028	3,000,000		2,718,164
U.S. Treasury Notes	1.25	11/30/2026	2,105,000		1,952,963
U.S. Treasury Notes	1.25	8/31/2024	1,770,000	[a]	1,707,773
U.S. Treasury Notes	1.25	3/31/2028	2,455,000		2,226,954
U.S. Treasury Notes	1.25	12/31/2026	1,650,000		1,528,248
U.S. Treasury Notes	1.25	5/31/2028	3,025,000		2,736,680
U.S. Treasury Notes	1.25	8/15/2031	4,715,000		4,084,369
U.S. Treasury Notes	1.38	10/31/2028	1,550,000		1,404,566
U.S. Treasury Notes	1.38	9/30/2023	105,000	[a]	103,437
U.S. Treasury Notes	1.38	12/31/2028	195,000	[a]	176,445
U.S. Treasury Notes	1.38	8/31/2023	1,930,000		1,903,764
U.S. Treasury Notes	1.38	11/15/2031	2,205,000		1,925,757
U.S. Treasury Notes	1.50	10/31/2024	1,300,000		1,258,004
U.S. Treasury Notes	1.50	2/29/2024	1,610,000	[a]	1,576,605
U.S. Treasury Notes	1.50	1/31/2027	425,000		397,840
U.S. Treasury Notes	1.50	2/15/2030	1,945,000	[a]	1,755,059
U.S. Treasury Notes	1.63	5/15/2026	2,030,000		1,928,104
U.S. Treasury Notes	1.63	11/30/2026	915,000		863,245
U.S. Treasury Notes	1.63	8/15/2029	445,000		407,384
U.S. Treasury Notes	1.63	5/15/2031	3,520,000		3,164,287
U.S. Treasury Notes	1.63	9/30/2026	239,000		225,920
U.S. Treasury Notes	1.75	7/31/2024	2,340,000	[a]	2,287,898
U.S. Treasury Notes	1.75	3/15/2025	1,310,000	[a]	1,269,165
U.S. Treasury Notes	1.75	6/30/2024	1,570,000	[a]	1,536,392
U.S. Treasury Notes	1.75	1/31/2029	1,670,000	[a]	1,547,229
U.S. Treasury Notes	1.88	6/30/2026	1,996,000	[a]	1,913,197
U.S. Treasury Notes	1.88	2/28/2029	1,665,000	[a]	1,555,214
U.S. Treasury Notes	1.88	2/15/2032	3,800,000		3,470,469
U.S. Treasury Notes	1.88	7/31/2026	1,535,000		1,470,182
U.S. Treasury Notes	1.88	2/28/2027	2,640,000		2,514,187
U.S. Treasury Notes	1.88	8/31/2024	750,000		734,121
U.S. Treasury Notes	2.00	4/30/2024	1,585,000		1,563,392
U.S. Treasury Notes	2.00	8/15/2025	1,988,000		1,930,690
U.S. Treasury Notes	2.00	6/30/2024	775,000	[a]	762,770
U.S. Treasury Notes	2.00	11/15/2026	2,015,000	[a]	1,932,275
U.S. Treasury Notes	2.00	5/31/2024	1,650,000		1,625,637
U.S. Treasury Notes	2.13	5/15/2025	1,590,000	[a]	1,554,101
U.S. Treasury Notes	2.13	9/30/2024	765,000		752,599
U.S. Treasury Notes	2.13	7/31/2024	845,000		833,018
U.S. Treasury Notes	2.13	11/30/2023	2,350,000		2,334,670
U.S. Treasury Notes	2.13	3/31/2024	2,244,000		2,220,333
U.S. Treasury Notes	2.13	2/29/2024	2,280,000		2,258,536

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 100.5% (continued)
U.S. Treasury Securities - 39.2% (continued)
U.S. Treasury Notes	2.13	5/31/2026	1,350,000		1,307,391
U.S. Treasury Notes	2.13	11/30/2024	520,000		510,473
U.S. Treasury Notes	2.25	1/31/2024	345,000		342,696
U.S. Treasury Notes	2.25	2/15/2027	1,725,000		1,670,689
U.S. Treasury Notes	2.25	12/31/2023	1,430,000	[a]	1,421,900
U.S. Treasury Notes	2.25	11/15/2025	2,630,000		2,569,798
U.S. Treasury Notes	2.25	3/31/2024	1,370,000	[a]	1,358,548
U.S. Treasury Notes	2.25	11/15/2024	2,325,000		2,290,397
U.S. Treasury Notes	2.25	4/30/2024	2,809,000	[a]	2,784,312
U.S. Treasury Notes	2.25	12/31/2024	255,000		250,976
U.S. Treasury Notes	2.25	11/15/2027	3,000,000		2,891,484
U.S. Treasury Notes	2.25	8/15/2027	2,345,000	[a]	2,263,933
U.S. Treasury Notes	2.25	3/31/2026	2,500,000	[a]	2,435,742
U.S. Treasury Notes	2.38	4/30/2026	196,200	[a]	192,038
U.S. Treasury Notes	2.38	8/15/2024	1,725,000		1,707,750
U.S. Treasury Notes	2.38	3/31/2029	1,380,000		1,330,622
U.S. Treasury Notes	2.38	5/15/2027	2,605,000	[a]	2,535,906
U.S. Treasury Notes	2.50	3/31/2027	1,500,000	[a]	1,470,059
U.S. Treasury Notes	2.50	4/30/2024	1,350,000		1,344,410
U.S. Treasury Notes	2.50	5/15/2024	3,400,000	[a]	3,384,859
U.S. Treasury Notes	2.50	8/15/2023	1,440,000		1,442,081
U.S. Treasury Notes	2.50	1/31/2024	1,290,000		1,286,725
U.S. Treasury Notes	2.50	1/31/2025	1,745,000		1,728,232
U.S. Treasury Notes	2.63	4/15/2025	1,295,000		1,285,793
U.S. Treasury Notes	2.63	12/31/2023	2,420,000	[a]	2,421,749
U.S. Treasury Notes	2.63	6/30/2023	370,000		371,467
U.S. Treasury Notes	2.63	2/15/2029	2,000,000		1,959,687
U.S. Treasury Notes	2.75	4/30/2027	1,375,000		1,363,291
U.S. Treasury Notes	2.75	7/31/2023	1,680,000		1,687,678
U.S. Treasury Notes	2.75	8/31/2023	1,235,000		1,240,065
U.S. Treasury Notes	2.75	11/15/2023	1,115,000		1,118,571
U.S. Treasury Notes	2.88	4/30/2029	1,250,000		1,244,336
U.S. Treasury Notes	2.88	7/31/2025	1,836,000		1,833,848
U.S. Treasury Notes	2.88	10/31/2023	2,110,000	[a]	2,120,550
U.S. Treasury Notes	2.88	5/31/2025	810,000	[a]	809,336
U.S. Treasury Notes	2.88	5/15/2028	3,611,000	[a]	3,592,099
U.S. Treasury Notes	3.00	10/31/2025	1,660,000		1,664,474
				272,367,110
Utilities - 2.0%
AEP Texas, Sr. Unscd. Notes, Ser. H	3.45	1/15/2050	200,000		159,763
Alabama Power, Sr. Unscd. Notes	3.13	7/15/2051	150,000		117,834
Alabama Power, Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	200,000		174,750

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Utilities - 2.0% (continued)
Ameren Illinois, First Mortgage Bonds	1.55	11/15/2030	200,000	165,094
Ameren Illinois, First Mortgage Bonds	4.50	3/15/2049	250,000	252,405
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2047	110,000	96,505
American Water Capital, Sr. Unscd. Notes	3.85	3/1/2024	250,000	251,936
Arizona Public Service, Sr. Unscd. Notes	4.25	3/1/2049	250,000	229,143
Atmos Energy, Sr. Unscd. Notes	1.50	1/15/2031	300,000	244,052
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.80	7/15/2048	200,000	174,178
Berkshire Hathaway Energy, Sr. Unscd. Notes	5.15	11/15/2043	250,000	257,466
Commonwealth Edison, First Mortgage Bonds	4.00	3/1/2049	250,000	231,831
Consolidated Edison, Sr. Unscd. Notes, Ser. A	0.65	12/1/2023	200,000	192,361
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000	230,176
Constellation Energy Generation, Sr. Unscd. Notes	6.25	10/1/2039	200,000	209,604
Consumers Energy, First Mortgage Bonds	2.65	8/15/2052	100,000	73,479
Dominion Energy, Sr. Unscd. Notes, Ser. A	1.45	4/15/2026	200,000	182,259
Dominion Energy, Sr. Unscd. Notes, Ser. C	3.38	4/1/2030	400,000	371,240
Dominion Energy, Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000	112,945
DTE Electric, First Mortgage Bonds	2.95	3/1/2050	250,000	197,034
DTE Electric, First Mortgage Bonds, Ser. C	2.63	3/1/2031	250,000	225,103
Duke Energy, Sr. Unscd. Notes	3.75	4/15/2024	250,000	251,907
Duke Energy Carolinas, First Mortgage Bonds	2.45	2/1/2030	200,000	178,870
Duke Energy Carolinas, First Mortgage Bonds	3.20	8/15/2049	200,000	163,709
Duke Energy Florida, First Mortgage Bonds	6.40	6/15/2038	150,000	180,243
Emera US Finance, Gtd. Notes	4.75	6/15/2046	100,000	93,748
Entergy Louisiana, First Mortgage Bonds	1.60	12/15/2030	200,000	164,736

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Utilities - 2.0% (continued)
Evergy Kansas Central, First Mortgage Bonds	3.45	4/15/2050	150,000	124,970
Florida Power & Light, First Mortgage Bonds	3.70	12/1/2047	50,000	45,786
Florida Power & Light, First Mortgage Bonds	3.99	3/1/2049	200,000	190,463
Florida Power & Light, First Mortgage Bonds	4.05	10/1/2044	200,000	191,933
Georgia Power, Sr. Unscd. Notes	3.25	3/30/2027	250,000	242,676
Hydro-Quebec, Gov't Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000	27,995
Idaho Power, First Mortgage Bonds, Ser. K	4.20	3/1/2048	217,000	207,794
Indiana Michigan Power, Sr. Unscd. Notes	6.05	3/15/2037	300,000	339,376
Interstate Power & Light, Sr. Unscd. Debs.	3.70	9/15/2046	150,000	131,121
Interstate Power & Light, Sr. Unscd. Notes	4.10	9/26/2028	150,000	150,933
NextEra Energy Capital Holdings, Gtd. Debs.	5.65	5/1/2079	300,000	295,192
NiSource, Sr. Unscd. Notes	0.95	8/15/2025	500,000	454,072
NiSource, Sr. Unscd. Notes	1.70	2/15/2031	500,000	394,769
Oncor Electric Delivery, Sr. Scd. Notes	5.75	3/15/2029	170,000	186,987
Pacific Gas & Electric, First Mortgage Bonds	3.15	1/1/2026	310,000	291,664
Pacific Gas & Electric, First Mortgage Bonds	4.50	7/1/2040	215,000	176,561
Pacific Gas & Electric, First Mortgage Bonds	4.55	7/1/2030	210,000	194,921
Pacific Gas & Electric, First Mortgage Bonds	4.95	7/1/2050	245,000	204,854
PacifiCorp, First Mortgage Bonds	4.15	2/15/2050	300,000	278,948
PECO Energy, First Mortgage Bonds	2.85	9/15/2051	200,000	153,874
PPL Electric Utilities, First Mortgage Bonds	3.00	10/1/2049	250,000	199,185
PPL Electric Utilities, First Mortgage Bonds	4.75	7/15/2043	200,000	203,303
Progress Energy, Sr. Unscd. Notes	7.75	3/1/2031	480,000	584,539
Public Service Electric & Gas, First Mortgage Notes	3.25	9/1/2023	300,000	301,613
Public Service Enterprise Group, Sr. Unscd. Notes	0.80	8/15/2025	150,000	136,863
Public Service Enterprise Group, Sr. Unscd. Notes	1.60	8/15/2030	200,000	162,348

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 100.5% (continued)
Utilities - 2.0% (continued)
Puget Sound Energy, Sr. Scd. Notes	3.25	9/15/2049	150,000	122,392
San Diego Gas & Electric, First Mortgage Bonds, Ser. UUU	3.32	4/15/2050	100,000	81,743
San Diego Gas & Electric, Sr. Scd. Bonds, Ser. VVV	1.70	10/1/2030	100,000	82,828
Sempra Energy, Sr. Unscd. Notes	4.00	2/1/2048	50,000	44,074
Southern California Edison, First Mortgage Bonds	3.65	2/1/2050	300,000	241,146
Southern California Edison, First Mortgage Notes, Ser. 08-A	5.95	2/1/2038	70,000	75,430
Southern California Edison, Sr. Unscd. Notes	6.65	4/1/2029	200,000	218,365
Southern Co. Gas Capital, Gtd. Notes, Ser. 21A	3.15	9/30/2051	200,000	149,420
Southernwestern Public Service, First Mortgage Bonds	3.40	8/15/2046	350,000	294,135
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	300,000	296,524
Tampa Electric, Sr. Unscd. Notes	4.35	5/15/2044	250,000	238,796
The Southern Company, Sr. Unscd. Notes	2.95	7/1/2023	400,000	400,280
Tucson Electric Power, Sr. Unscd. Notes	4.00	6/15/2050	250,000	225,492
Washington Gas Light, Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	150,000	135,710
Xcel Energy, Sr. Unscd. Notes	6.50	7/1/2036	200,000	234,049
				13,895,495
Total Bonds and Notes (cost $738,839,804)			698,570,261

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 12.3%
Registered Investment Companies - 12.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $85,258,044)	0.38	85,258,044	[f] 85,258,044

Investment of Cash Collateral for Securities Loaned - 4.6%
Registered Investment Companies - 4.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $31,739,443)	0.38	31,739,443	[f] 31,739,443
Total Investments (cost $855,837,291)		117.4%	815,567,748
Liabilities, Less Cash and Receivables		(17.4%)	(120,904,002)
Net Assets		100.0%	694,663,746

a Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $71,605,086 and the value of the collateral was $73,988,062, consisting of cash collateral of $31,739,443 and U.S. Government & Agency securities valued at $42,248,619. In addition, the value of collateral may include pending sales that are also on loan.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2022, these securities were valued at $1,382,436 or .2% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Purchased on a forward commitment basis.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Government	44.1
Mortgage Securities	31.1
Investment Companies	16.9
Financial	8.6
Consumer, Non-cyclical	4.3
Communications	2.5
Utilities	2.0
Energy	1.9
Technology	1.9
Consumer, Cyclical	1.6
Industrial	1.5
Basic Materials	.7
Asset Backed Securities	.3
Banks	.0
117.4

† Based on net assets.

See notes to financial statements.

Description	Principal Amount ($)		Value ($)
Bonds and Notes - .4%
U.S. Government Agencies Mortgage-Backed - .4%
Federal National Mortgage Association
3.00%	(100,000)	[a]	(97,748)
3.00%	(125,000)	[a]	(122,534)
3.50%	(275,000)	[a]	(271,374)
4.00%	(575,000)	[a]	(574,123)
4.50%	(150,000)	[a]	(152,537)
5.00%	(100,000)	[a]	(103,484)
Government National Mortgage Association II
3.50%	(250,000)		(244,629)
4.00%	(600,000)		(601,055)
4.50%	(825,000)		(841,113)
Total Sale Commitments (proceeds $3,042,363)		(3,008,597)

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 12.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 12.3%	125,107,114	275,949,918	(315,798,988)	85,258,044	67,191
Investment of Cash Collateral for Securities Loaned - 4.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 4.6%	23,856,730	279,340,438	(271,457,725)	31,739,443	41,845	††
Total - 16.9%	148,963,844	555,290,356	(587,256,713)	116,997,487	109,036

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $71,605,086)—Note 1(c):
Unaffiliated issuers	738,839,804	698,570,261
Affiliated issuers	116,997,487	116,997,487
Receivable for investment securities sold		16,341,797
Dividends, interest and securities lending income receivable		3,880,191
Receivable for shares of Common Stock subscribed		2,150,523
		837,940,259
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		129,313
Cash overdraft due to Custodian		145,313
Payable for investment securities purchased		101,398,244
Liability for securities on loan—Note 1(c)		31,739,443
Payable for shares of Common Stock redeemed		6,852,078
TBA sale commitments, at value (proceeds $3,042,363)—Note 4		3,008,597
Directors’ fees and expenses payable		3,525
		143,276,513
Net Assets ($)		694,663,746
Composition of Net Assets ($):
Paid-in capital		744,539,227
Total distributable earnings (loss)		(49,875,481)
Net Assets ($)		694,663,746

Net Asset Value Per Share	Class I	Investor Shares
Net Assets ($)	469,571,068	225,092,678
Shares Outstanding	49,513,039	23,741,468
Net Asset Value Per Share ($)	9.48	9.48

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Interest (net of $1,155 foreign taxes withheld at source)	8,275,462
Dividends from affiliated issuers	67,191
Income from securities lending—Note 1(c)	41,845
Total Income	8,384,498
Expenses:
Management fee—Note 3(a)	634,304
Distribution fees—Note 3(b)	310,038
Directors’ fees—Note 3(a,c)	42,500
Loan commitment fees—Note 2	6,897
Total Expenses	993,739
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(42,500)
Net Expenses	951,239
Net Investment Income	7,433,259
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(7,340,333)
Net change in unrealized appreciation (depreciation) on investments	(79,698,178)
Net Realized and Unrealized Gain (Loss) on Investments	(87,038,511)
Net (Decrease) in Net Assets Resulting from Operations	(79,605,252)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	7,433,259	19,316,478
Net realized gain (loss) on investments	(7,340,333)	10,945,217
Net change in unrealized appreciation (depreciation) on investments	(79,698,178)	(35,958,788)
Net Increase (Decrease) in Net Assets Resulting from Operations	(79,605,252)	(5,697,093)
Distributions ($):
Distributions to shareholders:
Class I	(12,146,483)	(20,321,207)
Investor Shares	(4,466,680)	(6,787,951)
Total Distributions	(16,613,163)	(27,109,158)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	98,604,795	287,546,983
Investor Shares	31,913,488	102,042,029
Distributions reinvested:
Class I	10,749,204	18,390,880
Investor Shares	4,268,627	6,575,074
Cost of shares redeemed:
Class I	(307,449,881)	(444,885,787)
Investor Shares	(59,521,987)	(156,899,327)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(221,435,754)	(187,230,148)
Total Increase (Decrease) in Net Assets	(317,654,169)	(220,036,399)
Net Assets ($):
Beginning of Period	1,012,317,915	1,232,354,314
End of Period	694,663,746	1,012,317,915
Capital Share Transactions (Shares):
Class I
Shares sold	9,711,998	26,507,313
Shares issued for distributions reinvested	1,032,945	1,692,964
Shares redeemed	(29,881,294)	(41,061,447)
Net Increase (Decrease) in Shares Outstanding	(19,136,351)	(12,861,170)
Investor Shares
Shares sold	3,099,679	9,393,971
Shares issued for distributions reinvested	411,184	605,205
Shares redeemed	(5,729,929)	(14,497,725)
Net Increase (Decrease) in Shares Outstanding	(2,219,066)	(4,498,549)

See notes to financial statements.

50

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

60

Six Months Ended
Class I Shares	April 30, 2022	Year Ended October 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.70	11.01	10.64	9.83	10.34	10.58
Investment Operations:
Net investment income[a]	.09	.19	.24	.28	.26	.23
Net realized and unrealized gain (loss) on investments	(1.11)	(.25)	.40	.82	(.49)	(.17)
Total from Investment Operations	(1.02)	(.06)	.64	1.10	(.23)	.06
Distributions:
Dividends from net investment income	(.10)	(.21)	(.27)	(.29)	(.27)	(.25)
Dividends from net realized gain on investments	(.10)	(.04)	-	(.00)[b]	(.01)	(.05)
Total Distributions	(.20)	(.25)	(.27)	(.29)	(.28)	(.30)
Net asset value, end of period	9.48	10.70	11.01	10.64	9.83	10.34
Total Return (%)	(9.71)[c]	(.51)	6.02	11.40	(2.27)	.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16[d]	.16	.16	.16	.16[e]	.16
Ratio of net expenses to average net assets	.15[d]	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	1.84[d]	1.71	2.23	2.74	2.58	2.27
Portfolio Turnover Rate[f]	137.64[c]	183.21	133.65	125.67	156.30	179.26
Net Assets, end of period ($ x 1,000)	469,571	734,596	897,174	815,817	801,263	898,961

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .21.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2022 and October 31, 2021, 2020, 2019, 2018, and 2017 were 79.43%, 145.54%, 113.32%, 90.56%, 77.41%, and 103.99%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Investor Shares	April 30, 2022	Year Ended October 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	10.70	11.00	10.64	9.83	10.33	10.57
Investment Operations:
Net investment income[a]	.08	.16	.22	.26	.23	.20
Net realized and unrealized gain (loss) on investments	(1.11)	(.24)	.38	.82	(.47)	(.16)
Total from Investment Operations	(1.03)	(.08)	.60	1.08	(.24)	.04
Distributions:
Dividends from net investment income	(.09)	(.18)	(.24)	(.27)	(.25)	(.23)
Dividends from net realized gain on investments	(.10)	(.04)	-	(.00)[b]	(.01)	(.05)
Total Distributions	(.19)	(.22)	(.24)	(.27)	(.26)	(.28)
Net asset value, end of period	9.48	10.70	11.00	10.64	9.83	10.33
Total Return (%)	(9.82)[c]	(.67)	5.67	11.12	(2.42)	.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41[d]	.41	.41	.41	.41[e]	.41
Ratio of net expenses to average net assets	.40[d]	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	1.57[d]	1.46	2.01	2.51	2.33	2.01
Portfolio Turnover Rate[f]	137.64[c]	183.21	133.65	125.67	156.30	179.26
Net Assets, end of period ($ x 1,000)	225,093	277,722	335,180	342,772	397,658	497,586

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .46.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2022 and October 31, 2021, 2020, 2019, 2018 and 2017 were 79.43%, 145.54%, 113.32%, 90.56%, 77.41% and 103.99%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Bond Market Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg U.S. Aggregate Bond Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class I and Investor. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	2,089,916	-	2,089,916
Commercial Mortgage-Backed	-	8,336,724	-	8,336,724
Corporate Bonds	-	185,741,806	-	185,741,806
Foreign Governmental	-	9,378,680	-	9,378,680
Investment Companies	116,997,487	-	-	116,997,487
Municipal Securities	-	5,121,575	-	5,121,575
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	7,320,613	-	7,320,613
U.S. Government Agencies Mortgage-Backed	-	199,186,670	-	199,186,670
U.S. Government Agencies Obligations	-	9,027,167	-	9,027,167
U.S. Treasury Securities	-	272,367,110	-	272,367,110
Liabilities ($)
Investments in Securities:†
U.S. Government Agencies Mortgage-Backed	-	(3,008,597)	-	(3,008,597)

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $5,698 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $22,086,760 and long-term capital gains $5,022,398. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2022, fees reimbursed by the Adviser amounted to $42,500.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2022, Investor shares were charged $310,038 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $88,214 and Distribution Plan fees of $47,099, which are offset against an expense reimbursement currently in effect in the amount of $6,000.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2022, amounted to $1,184,366,664 and $1,410,818,455, respectively, of which $500,846,079 in purchases and $501,827,073 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended April 30, 2022, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments. The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

At April 30, 2022, accumulated net unrealized depreciation on investments was $40,235,777, consisting of $3,843,802 gross unrealized appreciation and $44,079,579 gross unrealized depreciation.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 2-3, 2022, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional core bond index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional core bond funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional core bond index funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above or at the Performance Group median for all periods, except the ten-year period, and was below the Performance Universe median for all periods. The Board also considered that the fund’s yield performance was above or at the Performance Group median for eight of the ten one-year periods ended December 31st and above the Performance Universe median for nine of the ten one-year periods ended December 31st. It was noted that, depending on the period, there were only one or two other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid to the Adviser for advising any funds in the same Lipper category as the fund and (2) paid to the Adviser or its affiliates for advising any separate accounts or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Bond Market Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class I: DBIRX Investor: DBMIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0310SA0422

BNY Mellon Institutional S&P 500 Stock Index Fund

SEMI-ANNUAL REPORT April 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, the BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) produced a total return of −9.72%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned −9.64% for the same period.2

Large-cap equities lost ground during the reporting period under pressure from increasing inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate Index performance, the fund’s portfolio managers use a passive management approach and generally purchase all the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Equities Decline as Inflation Mounts

Investor sentiment started the reporting period on a positive note, with equities supported by economic recovery and the widespread availability of COVID-19 vaccines in the face of the ongoing pandemic. U.S. large-cap stocks rose, outpacing small- and mid-cap shares as businesses reopened, and consumer spending remained strong, while growth-oriented stocks outperformed their value-oriented counterparts by a small margin.

Swiftly rising inflation began to put a damper on markets in early 2022. Commodity prices rose in response to wage increases and pandemic-related supply-chain bottlenecks, while government stimulus and accommodative monetary policies continued to pressure prices as well. Inflationary forces were exacerbated by the Russian invasion of Ukraine, which heightened investor uncertainty and drove U.S. equities still lower. While consumer spending and corporate earnings remained positive, U.S. GDP (gross domestic product) declined in the first quarter of the new year in response to supply shortages, international trade imbalances and rising inflation. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals and industrial metals. Value-oriented shares held up better than growth-oriented equities as the threat of rising interest rates from the U.S. Federal Reserve (the “Fed”) caused investors to question the pace of future growth and the relative value of future earnings.

2

Financials Lead the Equity Market Lower

Consumer discretionary shares led the market lower due to rising input prices and seemingly intractable supply-chain bottlenecks. Financials stocks suffered as the flattening yield curve cut into banks’ net interest margins, detracting from profits. Information technology shares, which include many of the fastest growing companies in the Index, saw declines as investors discounted future earnings as measured against potentially higher interest rates.

On the positive side, shares in oil and natural gas exploration and production companies soared as energy prices climbed. Consumer staples, a value-oriented sector that typically tends to outperform during times of increasing economic stress and uncertainty, generated more modest gains. Utility stocks rose due to their value-oriented investment proposition and the ability of power generators to insulate profits from rising input expenses by hedging energy costs.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that rising inflation and geopolitical uncertainties related to the war in Ukraine are likely to pose challenges for equity investors for the foreseeable future. Key questions facing markets remain: How aggressively the Fed will move in raising interest rates to combat inflation, how quickly they will reduce their Treasury and mortgage portfolio, and how effective their actions will prove in avoiding a recession as they seek to engineer a soft landing for the economy. While challenges clearly loom for equity markets, we also see opportunities, supported by persistently strong levels of consumer spending and corporate profitability. We believe that, on balance, prospects for economic growth remain positive, if modest, for the rest of 2022, offering potential for a market rebound. As always, we continue to monitor factors that affect the fund’s investments.

May 16, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

Expenses paid per $1,000†	$1.04
Ending value (after expenses)	$902.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

Expenses paid per $1,000†	$1.10
Ending value (after expenses)	$1,023.70
†	Expenses are equal to the fund’s annualized expense ratio of .22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS

April 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 100.0%
Automobiles & Components - 2.5%
Aptiv	20,752	[a]	2,208,013
BorgWarner	17,890		658,889
Ford Motor	300,198		4,250,804
General Motors	111,038	[a]	4,209,451
Tesla	64,233	[a]	55,931,527
			67,258,684
Banks - 3.7%
Bank of America	545,426		19,460,800
Citigroup	151,738		7,315,289
Citizens Financial Group	32,621		1,285,267
Comerica	9,803		802,866
Fifth Third Bancorp	52,432		1,967,773
First Republic Bank	13,884		2,071,770
Huntington Bancshares	112,139		1,474,628
JPMorgan Chase & Co.	226,189		26,997,919
KeyCorp	70,021		1,352,106
M&T Bank	13,569		2,261,138
Regions Financial	72,443		1,501,019
Signature Bank	4,813		1,165,949
SVB Financial Group	4,515	[a]	2,201,695
The PNC Financial Services Group	32,184		5,345,762
Truist Financial	102,169		4,939,871
U.S. Bancorp	103,226		5,012,655
Wells Fargo & Co.	298,154		13,008,459
Zions Bancorp	11,471		648,226
			98,813,192
Capital Goods - 5.3%
3M	43,817		6,319,288
A.O. Smith	9,606		561,279
Allegion	7,175		819,672
AMETEK	17,376		2,193,894
Carrier Global	66,677		2,551,729
Caterpillar	41,265		8,687,933
Cummins	10,763		2,036,252
Deere & Co.	21,696		8,191,325
Dover	11,198		1,492,693
Eaton	30,165		4,374,528
Emerson Electric	46,109		4,158,110
Fastenal	44,478		2,460,078
Fortive	27,935		1,606,262
Fortune Brands Home & Security	10,309		734,516

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Capital Goods - 5.3% (continued)
Generac Holdings	4,881	[a]	1,070,794
General Dynamics	17,659		4,176,883
General Electric	84,552		6,303,352
Honeywell International	52,646		10,187,527
Howmet Aerospace	30,900		1,054,308
Huntington Ingalls Industries	2,938		625,030
IDEX	5,611		1,065,080
Illinois Tool Works	22,034		4,343,122
Ingersoll Rand	31,325		1,377,047
Johnson Controls International	54,663		3,272,674
L3Harris Technologies	15,025		3,489,706
Lockheed Martin	18,597		8,036,136
Masco	18,611		980,614
Nordson	4,152		895,545
Northrop Grumman	11,261		4,948,083
Otis Worldwide	31,967		2,328,476
PACCAR	26,915		2,235,291
Parker-Hannifin	9,819		2,659,182
Pentair	11,787		598,190
Quanta Services	11,297		1,310,226
Raytheon Technologies	114,518		10,868,903
Rockwell Automation	8,988		2,270,998
Snap-on	4,316		917,107
Stanley Black & Decker	12,668		1,522,060
Textron	16,923		1,171,918
The Boeing Company	42,166	[a]	6,275,987
Trane Technologies	18,248		2,552,713
TransDigm Group	4,057	[a]	2,413,144
United Rentals	5,586	[a]	1,768,081
W.W. Grainger	3,286		1,643,099
Westinghouse Air Brake Technologies	14,442		1,298,480
Xylem	13,902		1,119,111
			140,966,426
Commercial & Professional Services - .8%
Cintas	6,660		2,645,752
Copart	16,386	[a]	1,862,269
Equifax	9,401		1,913,292
Jacobs Engineering Group	9,897		1,371,229
Leidos Holdings	10,492		1,086,027
Nielsen Holdings	26,265		704,165
Republic Services	15,679		2,105,219
Robert Half International	8,977		882,529
Rollins	16,445		551,565

6

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Commercial & Professional Services - .8% (continued)
Verisk Analytics	12,291		2,507,979
Waste Management	29,160		4,795,070
			20,425,096
Consumer Durables & Apparel - .9%
D.R. Horton	25,310		1,761,323
Garmin	11,721		1,286,263
Hasbro	10,312		908,075
Lennar, Cl. A	20,618		1,577,071
Mohawk Industries	4,141	[a]	584,129
Newell Brands	27,878		645,376
NIKE, Cl. B	97,800		12,195,660
NVR	250	[a]	1,094,053
PulteGroup	19,042		795,194
PVH	5,658		411,789
Ralph Lauren	3,502		365,399
Tapestry	22,347		735,663
Under Armour, Cl. A	15,686	[a]	240,937
Under Armour, Cl. C	19,301	[a]	273,881
VF	24,783		1,288,716
Whirlpool	4,404		799,414
			24,962,943
Consumer Services - 1.9%
Booking Holdings	3,118	[a]	6,891,747
Caesars Entertainment	15,886	[a]	1,052,924
Carnival	61,508	[a,b]	1,064,088
Chipotle Mexican Grill	2,162	[a]	3,147,029
Darden Restaurants	9,943		1,309,791
Domino's Pizza	2,749		929,162
Expedia Group	11,527	[a]	2,014,343
Hilton Worldwide Holdings	21,586	[a]	3,352,090
Las Vegas Sands	26,878	[a]	952,288
Marriott International, Cl. A	20,733	[a]	3,680,522
McDonald's	57,192		14,249,959
MGM Resorts International	30,027		1,232,308
Norwegian Cruise Line Holdings	31,988	[a,b]	640,720
Penn National Gaming	12,726	[a]	465,390
Royal Caribbean Cruises	17,261	[a]	1,341,698
Starbucks	88,262		6,587,876
Wynn Resorts	8,375	[a]	590,270
Yum! Brands	22,174		2,594,580
			52,096,785
Diversified Financials - 5.1%
American Express	47,194		8,245,264

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Diversified Financials - 5.1% (continued)
Ameriprise Financial	8,437		2,239,939
Berkshire Hathaway, Cl. B	140,520	[a]	45,364,072
BlackRock	10,907		6,813,385
Capital One Financial	31,758		3,957,682
Cboe Global Markets	8,535		964,284
CME Group	27,508		6,033,605
Discover Financial Services	22,287		2,506,396
FactSet Research Systems	2,872		1,158,823
Franklin Resources	21,514		529,029
Intercontinental Exchange	43,042		4,984,694
Invesco	28,203		518,371
MarketAxess Holdings	3,076		810,864
Moody's	12,477		3,948,721
Morgan Stanley	108,771		8,765,855
MSCI	6,341		2,671,146
Nasdaq	8,969		1,411,452
Northern Trust	15,848		1,633,136
Raymond James Financial	13,979		1,362,393
S&P Global	27,094		10,200,891
State Street	27,891		1,867,860
Synchrony Financial	39,997		1,472,290
T. Rowe Price Group	17,238		2,120,964
The Bank of New York Mellon	58,268		2,450,752
The Charles Schwab	115,016		7,629,011
The Goldman Sachs Group	25,947		7,926,549
			137,587,428
Energy - 4.2%
APA	27,455		1,123,733
Baker Hughes	69,971		2,170,500
Chevron	148,064		23,197,187
ConocoPhillips	99,920		9,544,358
Coterra Energy	60,044		1,728,667
Devon Energy	47,732		2,776,570
Diamondback Energy	13,140		1,658,662
EOG Resources	44,972		5,250,931
Exxon Mobil	325,101		27,714,860
Halliburton	68,133		2,426,897
Hess	21,034		2,167,974
Kinder Morgan	147,216		2,671,970
Marathon Oil	59,588		1,484,933
Marathon Petroleum	44,426		3,876,613
Occidental Petroleum	68,474		3,772,233
ONEOK	34,649		2,194,321

8

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Energy - 4.2% (continued)
Phillips 66	35,898		3,114,510
Pioneer Natural Resources	17,377		4,039,631
Schlumberger	107,363		4,188,231
The Williams Companies	91,981		3,154,028
Valero Energy	31,533		3,515,299
			111,772,108
Food & Staples Retailing - 1.6%
Costco Wholesale	34,024		18,091,241
Sysco	39,493		3,375,862
The Kroger Company	52,718		2,844,663
Walgreens Boots Alliance	54,536		2,312,326
Walmart	108,846		16,652,350
			43,276,442
Food, Beverage & Tobacco - 3.5%
Altria Group	140,921		7,830,980
Archer-Daniels-Midland	42,575		3,813,017
Brown-Forman, Cl. B	13,725		925,614
Campbell Soup	16,361		772,566
Conagra Brands	36,644		1,279,975
Constellation Brands, Cl. A	12,572		3,093,843
General Mills	47,213		3,339,375
Hormel Foods	21,107		1,105,796
Kellogg	19,602		1,342,737
Lamb Weston Holdings	10,119		668,866
McCormick & Co.	19,149		1,925,815
Molson Coors Beverage, Cl. B	14,937		808,689
Mondelez International, Cl. A	107,133		6,907,936
Monster Beverage	28,437	[a]	2,436,482
PepsiCo	105,825		18,171,211
Philip Morris International	119,155		11,915,500
The Coca-Cola Company	297,537		19,223,866
The Hershey Company	11,282		2,547,137
The J.M. Smucker Company	8,208		1,123,921
The Kraft Heinz Company	54,346		2,316,770
Tyson Foods, Cl. A	22,948		2,137,836
			93,687,932
Health Care Equipment & Services - 6.1%
Abbott Laboratories	135,340		15,361,090
ABIOMED	3,678	[a]	1,054,041
Align Technology	5,556	[a]	1,610,740
AmerisourceBergen	11,534		1,744,979
Anthem	18,715		9,393,620
Baxter International	38,291		2,720,958

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Health Care Equipment & Services - 6.1% (continued)
Becton Dickinson & Co.	21,948		5,425,326
Boston Scientific	109,901	[a]	4,627,931
Cardinal Health	21,095		1,224,565
Centene	44,852	[a]	3,612,829
Cerner	22,672		2,123,006
Cigna	24,780		6,115,208
CVS Health	101,021		9,711,149
DaVita	4,729	[a]	512,482
Dentsply Sirona	15,832		633,122
DexCom	7,464	[a]	3,049,641
Edwards Lifesciences	47,667	[a]	5,042,215
HCA Healthcare	18,449		3,958,233
Henry Schein	11,147	[a]	904,022
Hologic	19,759	[a]	1,422,450
Humana	9,929		4,414,036
IDEXX Laboratories	6,541	[a]	2,815,770
Intuitive Surgical	27,537	[a]	6,589,604
Laboratory Corp. of America Holdings	7,142		1,716,080
McKesson	11,656		3,608,814
Medtronic	102,962		10,745,114
Molina Healthcare	4,481	[a]	1,404,569
Quest Diagnostics	9,556		1,278,975
ResMed	11,004		2,200,470
Steris	7,713		1,728,098
Stryker	25,901		6,248,875
Teleflex	3,448		984,818
The Cooper Companies	3,755		1,355,705
UnitedHealth Group	72,267		36,751,383
Universal Health Services, Cl. B	5,610		687,393
Zimmer Biomet Holdings	16,004		1,932,483
			164,709,794
Household & Personal Products - 1.7%
Church & Dwight	18,258		1,781,250
Colgate-Palmolive	63,933		4,926,038
Kimberly-Clark	25,897		3,595,281
The Clorox Company	9,455		1,356,509
The Estee Lauder Companies, Cl. A	17,718		4,678,615
The Procter & Gamble Company	183,925		29,529,159
			45,866,852
Insurance - 2.1%
Aflac	46,362		2,655,615
American International Group	63,726		3,728,608
Aon, Cl. A	16,481		4,746,363

10

Description	Shares	Value ($)
Common Stocks - 100.0% (continued)
Insurance - 2.1% (continued)
Arthur J. Gallagher & Co.	15,974	2,691,459
Assurant	4,142	753,347
Brown & Brown	17,734	1,099,153
Chubb	32,975	6,807,689
Cincinnati Financial	11,438	1,402,985
Everest Re Group	3,199	878,797
Globe Life	6,502	637,716
Lincoln National	12,049	724,747
Loews	15,148	951,900
Marsh & McLennan	38,643	6,248,573
MetLife	54,852	3,602,679
Principal Financial Group	18,821	1,282,463
Prudential Financial	28,927	3,138,869
The Allstate	21,798	2,758,319
The Hartford Financial Services Group	26,530	1,855,243
The Progressive	45,221	4,854,927
The Travelers Companies	18,727	3,203,441
W.R. Berkley	16,804	1,117,298
Willis Towers Watson	9,425	2,025,055
		57,165,246
Materials - 2.8%
Air Products & Chemicals	17,077	3,997,213
Albemarle	9,099	1,754,560
Amcor	114,809	1,361,635
Avery Dennison	6,254	1,129,472
Ball	24,554	1,992,803
Celanese	8,439	1,240,027
CF Industries Holdings	16,051	1,554,218
Corteva	55,191	3,183,969
Dow	56,197	3,737,100
DuPont de Nemours	39,414	2,598,565
Eastman Chemical	10,196	1,046,823
Ecolab	19,245	3,258,948
FMC	9,716	1,287,759
Freeport-McMoRan	113,283	4,593,626
International Flavors & Fragrances	19,747	2,395,311
International Paper	29,242	1,353,320
Linde	39,230	12,238,191
LyondellBasell Industries, Cl. A	19,613	2,079,566
Martin Marietta Materials	4,852	1,718,675
Newmont	61,305	4,466,069
Nucor	20,870	3,230,259
Packaging Corp. of America	7,080	1,141,084

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Materials - 2.8% (continued)
PPG Industries	18,006		2,304,588
Sealed Air	10,504		674,462
The Mosaic Company	29,182		1,821,540
The Sherwin-Williams Company	18,609		5,116,731
Vulcan Materials	10,283		1,771,658
WestRock	20,390		1,009,917
			74,058,089
Media & Entertainment - 7.5%
Activision Blizzard	59,927		4,530,481
Alphabet, Cl. A	23,077	[a]	52,666,099
Alphabet, Cl. C	21,312	[a]	49,003,321
Charter Communications, Cl. A	9,145	[a]	3,918,541
Comcast, Cl. A	347,106		13,800,935
DISH Network, Cl. A	21,022	[a]	599,337
Electronic Arts	21,531		2,541,735
Fox, Cl. A	23,860		855,142
Fox, Cl. B	11,686		388,443
Live Nation Entertainment	10,881	[a]	1,141,199
Match Group	21,557	[a]	1,706,237
Meta Platforms, Cl. A	177,174	[a]	35,518,072
Netflix	34,144	[a]	6,499,652
News Corporation, Cl. A	29,080		577,529
News Corporation, Cl. B	10,647		211,982
Omnicom Group	15,945		1,213,893
Paramount Global, Cl. B	45,193	[b]	1,316,020
Take-Two Interactive Software	8,880	[a]	1,061,249
The Interpublic Group of Companies	31,625		1,031,608
The Walt Disney Company	139,078	[a]	15,525,277
Twitter	59,963	[a]	2,939,386
Warner Bros Discovery	171,972	[a]	3,121,292
			200,167,430
Pharmaceuticals Biotechnology & Life Sciences - 8.0%
AbbVie	135,309		19,874,186
Agilent Technologies	23,256		2,773,743
Amgen	43,055		10,039,995
Biogen	11,186	[a]	2,320,424
Bio-Rad Laboratories, Cl. A	1,647	[a]	843,363
Bio-Techne	2,920		1,108,695
Bristol-Myers Squibb	167,247		12,588,682
Catalent	13,206	[a]	1,195,935
Charles River Laboratories International	3,845	[a]	928,606
Danaher	48,675		12,223,753
Eli Lilly & Co.	61,070		17,840,379

12

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.0% (continued)
Gilead Sciences	96,007		5,697,055
Illumina	12,076	[a]	3,582,345
Incyte	14,091	[a]	1,056,261
IQVIA Holdings	14,706	[a]	3,205,761
Johnson & Johnson	201,997		36,452,379
Merck & Co.	193,329		17,146,349
Mettler-Toledo International	1,756	[a]	2,243,343
Moderna	27,105	[a]	3,643,183
Organon & Co.	18,888		610,649
PerkinElmer	9,466		1,387,810
Pfizer	431,184		21,158,199
Regeneron Pharmaceuticals	8,155	[a]	5,375,042
Thermo Fisher Scientific	30,159		16,675,514
Vertex Pharmaceuticals	19,613	[a]	5,358,664
Viatris	91,701		947,271
Waters	4,704	[a]	1,425,406
West Pharmaceutical Services	5,765		1,816,321
Zoetis	36,052		6,390,217
			215,909,530
Real Estate - 2.9%
Alexandria Real Estate Equities	11,358	[c]	2,068,973
American Tower	34,775	[c]	8,381,470
AvalonBay Communities	10,786	[c]	2,453,599
Boston Properties	10,397	[c]	1,222,687
Camden Property Trust	6,958	[c]	1,091,641
CBRE Group, Cl. A	25,512	[a]	2,118,516
Crown Castle International	33,079	[c]	6,126,562
Digital Realty Trust	21,836	[c]	3,190,676
Duke Realty	29,665	[c]	1,624,159
Equinix	6,861	[c]	4,933,608
Equity Residential	26,601	[c]	2,167,981
Essex Property Trust	5,021	[c]	1,653,265
Extra Space Storage	10,311	[c]	1,959,090
Federal Realty Investment Trust	5,809	[c]	680,002
Healthpeak Properties	40,941	[c]	1,343,274
Host Hotels & Resorts	51,821	[c]	1,054,557
Iron Mountain	23,232	[c]	1,248,255
Kimco Realty	46,646	[c]	1,181,543
Mid-America Apartment Communities	8,883	[c]	1,747,108
Prologis	57,006	[c]	9,137,492
Public Storage	11,532	[c]	4,284,138
Realty Income	42,808	[c]	2,969,163
13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Real Estate - 2.9% (continued)
Regency Centers	11,101	[c]	764,082
SBA Communications	8,332	[c]	2,892,121
Simon Property Group	25,186	[c]	2,971,948
UDR	22,443	[c]	1,194,192
Ventas	30,539	[c]	1,696,441
Vornado Realty Trust	13,395	[c]	518,520
Welltower	33,532	[c]	3,045,041
Weyerhaeuser	58,481	[c]	2,410,587
			78,130,691
Retailing - 6.1%
Advance Auto Parts	4,711		940,457
Amazon.com	33,577	[a]	83,459,999
AutoZone	1,608	[a]	3,144,396
Bath & Body Works	20,429		1,080,490
Best Buy	17,262		1,552,372
CarMax	12,484	[a,b]	1,070,878
Dollar General	17,990		4,273,165
Dollar Tree	16,870	[a]	2,740,531
eBay	47,929		2,488,474
Etsy	9,883	[a]	920,997
Genuine Parts	10,996		1,430,030
LKQ	20,659		1,025,306
Lowe's	51,696		10,221,850
O'Reilly Automotive	5,175	[a]	3,138,896
Pool	3,075		1,246,052
Ross Stores	27,188		2,712,547
Target	36,763		8,405,860
The Home Depot	80,124		24,069,250
The TJX Companies	92,293		5,655,715
Tractor Supply	8,812		1,775,177
Ulta Beauty	4,187	[a]	1,661,402
			163,013,844
Semiconductors & Semiconductor Equipment - 5.4%
Advanced Micro Devices	125,758	[a]	10,754,824
Analog Devices	40,308		6,222,749
Applied Materials	68,135		7,518,697
Broadcom	31,679		17,562,521
Enphase Energy	10,333	[a]	1,667,746
Intel	313,129		13,649,293
KLA	11,481		3,665,424
Lam Research	10,829		5,043,715
Microchip Technology	42,046		2,741,399
Micron Technology	86,055		5,868,090

14

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Semiconductors & Semiconductor Equipment - 5.4% (continued)
Monolithic Power Systems	3,306		1,296,745
NVIDIA	191,823		35,577,412
NXP Semiconductors	20,543		3,510,799
Qorvo	8,228	[a]	936,182
Qualcomm	86,474		12,079,553
Skyworks Solutions	12,782		1,448,201
SolarEdge Technologies	3,869	[a]	968,836
Teradyne	12,568		1,325,421
Texas Instruments	70,685		12,034,121
			143,871,728
Software & Services - 13.2%
Accenture, Cl. A	48,344		14,520,604
Adobe	36,193	[a]	14,330,618
Akamai Technologies	12,443	[a]	1,397,100
Ansys	6,769	[a]	1,866,146
Autodesk	16,631	[a]	3,147,916
Automatic Data Processing	32,436		7,076,886
Broadridge Financial Solutions	8,993		1,296,161
Cadence Design Systems	21,098	[a]	3,182,633
Ceridian HCM Holding	10,232	[a]	574,322
Citrix Systems	10,034		1,004,403
Cognizant Technology Solutions, Cl. A	40,342		3,263,668
DXC Technology	18,766	[a]	538,584
EPAM Systems	4,330	[a]	1,147,407
Fidelity National Information Services	46,975		4,657,571
Fiserv	45,091	[a]	4,415,311
FLEETCOR Technologies	6,203	[a]	1,547,773
Fortinet	10,299	[a]	2,976,514
Gartner	6,120	[a]	1,778,166
Global Payments	22,088		3,025,614
International Business Machines	68,539		9,061,541
Intuit	21,673		9,075,569
Jack Henry & Associates	5,990		1,135,584
Mastercard, Cl. A	66,396		24,126,978
Microsoft	575,228		159,637,275
NortonLifeLock	43,470		1,088,489
Oracle	120,892		8,873,473
Paychex	24,404		3,092,719
Paycom Software	3,626	[a]	1,020,610
PayPal Holdings	89,926	[a]	7,907,193
PTC	8,176	[a]	933,781
Roper Technologies	8,123		3,817,160

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Software & Services - 13.2% (continued)
Salesforce	75,578	[a]	13,297,193
ServiceNow	15,199	[a]	7,266,642
Synopsys	11,757	[a]	3,371,790
Tyler Technologies	3,169	[a]	1,250,836
Verisign	7,501	[a]	1,340,354
Visa, Cl. A	127,249	[b]	27,120,579
			355,165,163
Technology Hardware & Equipment - 8.8%
Amphenol, Cl. A	46,063		3,293,504
Apple	1,189,568		187,535,395
Arista Networks	17,304	[a]	1,999,823
CDW	10,208		1,665,741
Cisco Systems	322,806		15,811,038
Corning	57,908		2,037,783
F5	4,902	[a]	820,644
Hewlett Packard Enterprise	99,616		1,535,083
HP	83,076		3,043,074
IPG Photonics	2,806	[a]	265,111
Juniper Networks	23,482		740,153
Keysight Technologies	14,358	[a]	2,013,997
Motorola Solutions	12,967		2,770,918
NetApp	16,986		1,244,225
Seagate Technology Holdings	15,334		1,258,001
TE Connectivity	25,138		3,136,720
Teledyne Technologies	3,599	[a]	1,553,148
Trimble	19,364	[a]	1,291,579
Western Digital	23,847	[a]	1,265,560
Zebra Technologies, Cl. A	4,128	[a]	1,525,956
			234,807,453
Telecommunication Services - 1.2%
AT&T	546,554		10,308,008
Lumen Technologies	67,908	[b]	683,154
T-Mobile US	44,779	[a]	5,514,086
Verizon Communications	322,109		14,913,647
			31,418,895
Transportation - 1.8%
Alaska Air Group	10,506	[a]	571,421
American Airlines Group	50,854	[a,b]	954,530
C.H. Robinson Worldwide	9,834		1,043,879
CSX	169,750		5,829,215
Delta Air Lines	49,705	[a]	2,138,806
Expeditors International of Washington	13,125		1,300,294
FedEx	18,531		3,682,851

16

Description	Shares		Value ($)
Common Stocks - 100.0% (continued)
Transportation - 1.8% (continued)
J.B. Hunt Transport Services	6,301		1,076,526
Norfolk Southern	18,530		4,778,516
Old Dominion Freight Line	7,081		1,983,530
Southwest Airlines	44,119	[a]	2,061,240
Union Pacific	48,869		11,449,518
United Airlines Holdings	25,750	[a,b]	1,300,375
United Parcel Service, Cl. B	55,808		10,044,324
			48,215,025
Utilities - 2.9%
Alliant Energy	18,762		1,103,393
Ameren	20,012		1,859,115
American Electric Power	38,656		3,831,196
American Water Works	14,195		2,187,166
Atmos Energy	10,096		1,144,886
CenterPoint Energy	47,679		1,459,454
CMS Energy	22,254		1,528,627
Consolidated Edison	27,574		2,557,213
Constellation Energy	25,075		1,484,691
Dominion Energy	62,403		5,094,581
DTE Energy	14,815		1,941,358
Duke Energy	58,856		6,483,577
Edison International	28,947		1,991,264
Entergy	15,522		1,844,790
Evergy	17,250		1,170,413
Eversource Energy	26,726		2,335,852
Exelon	75,227		3,519,119
FirstEnergy	43,750		1,894,812
NextEra Energy	150,177		10,665,571
NiSource	29,574		861,195
NRG Energy	17,083		613,280
Pinnacle West Capital	8,337		593,594
PPL	55,718		1,577,377
Public Service Enterprise Group	39,352		2,741,260
Sempra Energy	24,460		3,946,866
The AES	53,998		1,102,639
The Southern Company	80,809		5,930,573
WEC Energy Group	24,588		2,460,029
Xcel Energy	41,011		3,004,466
			76,928,357
Total Common Stocks (cost $726,346,764)			2,680,275,133

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,616,184)	0.38	6,616,184	[d]	6,616,184

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,182,503)	0.38	1,182,503	[d]	1,182,503
Total Investments (cost $734,145,451)		100.3%		2,688,073,820
Liabilities, Less Cash and Receivables		(.3%)		(7,112,036)
Net Assets		100.0%		2,680,961,784

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $33,249,802 and the value of the collateral was $35,115,046, consisting of cash collateral of $1,182,503 and U.S. Government & Agency securities valued at $33,932,543. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.4
Health Care	14.2
Consumer Discretionary	11.5
Financials	10.9
Communication Services	8.6
Industrials	7.8
Consumer Staples	6.8
Energy	4.2
Real Estate	2.9
Utilities	2.9
Materials	2.8
Investment Companies	.3
100.3

† Based on net assets.

See notes to financial statements.

18

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	23,987,934	242,402,442	(259,774,192)	6,616,184	13,517
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	11,116,525	(9,934,022)	1,182,503	9,855	††
Total - .3%	23,987,934	253,518,967	(269,708,214)	7,798,687	23,372

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Long
Standard & Poor's 500 E-mini	44	6/17/2022	9,617,906	9,080,500	(537,406)
Gross Unrealized Depreciation				(537,406)

See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $33,249,802)—Note 1(c):
Unaffiliated issuers	726,346,764	2,680,275,133
Affiliated issuers	7,798,687	7,798,687
Cash		246,464
Dividends and securities lending income receivable		1,878,828
Receivable for shares of Common Stock subscribed		899,758
Cash collateral held by broker—Note 4		636,000
		2,691,734,870
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc.—Note 3(b)		417,647
Payable for shares of Common Stock redeemed		8,548,738
Liability for securities on loan—Note 1(c)		1,182,503
Payable for futures variation margin—Note 4		356,892
Directors’ fees and expenses payable		6,024
Other accrued expenses		261,282
		10,773,086
Net Assets ($)		2,680,961,784
Composition of Net Assets ($):
Paid-in capital		535,964,372
Total distributable earnings (loss)		2,144,997,412
Net Assets ($)		2,680,961,784

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)	40,175,945
Net Asset Value Per Share ($)	66.73

See notes to financial statements.

20

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $4,484 foreign taxes withheld at source):
Unaffiliated issuers	21,601,864
Affiliated issuers	13,517
Income from securities lending—Note 1(c)	9,855
Total Income	21,625,236
Expenses:
Management fee—Note 3(a)	3,020,049
Legal fees—Note 5	261,282
Directors’ fees—Note 3(a,c)	159,400
Loan commitment fees—Note 2	24,245
Interest expense—Note 2	1,320
Total Expenses	3,466,296
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(159,400)
Net Expenses	3,306,896
Net Investment Income	18,318,340
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	189,916,493
Net realized gain (loss) on futures	3,196,346
Net Realized Gain (Loss)	193,112,839
Net change in unrealized appreciation (depreciation) on investments	(498,498,739)
Net change in unrealized appreciation (depreciation) on futures	(1,550,725)
Net Change in Unrealized Appreciation (Depreciation)	(500,049,464)
Net Realized and Unrealized Gain (Loss) on Investments	(306,936,625)
Net (Decrease) in Net Assets Resulting from Operations	(288,618,285)

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	18,318,340	39,558,871
Net realized gain (loss) on investments	193,112,839	390,389,208
Net change in unrealized appreciation (depreciation) on investments	(500,049,464)	652,392,911
Net Increase (Decrease) in Net Assets Resulting from Operations	(288,618,285)	1,082,340,990
Distributions ($):
Distributions to shareholders	(363,959,649)	(135,846,648)
Capital Stock Transactions ($):
Net proceeds from shares sold	131,941,764	225,957,699
Distributions reinvested	268,235,892	93,178,557
Cost of shares redeemed	(340,761,178)	(757,604,416)
Increase (Decrease) in Net Assets from Capital Stock Transactions	59,416,478	(438,468,160)
Total Increase (Decrease) in Net Assets	(593,161,456)	508,026,182
Net Assets ($):
Beginning of Period	3,274,123,240	2,766,097,058
End of Period	2,680,961,784	3,274,123,240
Capital Share Transactions (Shares):
Shares sold	1,786,525	3,059,939
Shares issued for distributions reinvested	3,543,585	1,381,720
Shares redeemed	(4,533,679)	(10,423,850)
Net Increase (Decrease) in Shares Outstanding	796,431	(5,982,191)

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2022		Year Ended October 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	83.14	60.98	58.54	54.53	52.24	43.56
Investment Operations:
Net investment income[a]	.45	.94	1.00	1.02	.94	.89
Net realized and unrealized gain (loss) on investments	(7.45)	24.32	4.45	6.06	2.74	9.12
Total from Investment Operations	(7.00)	25.26	5.45	7.08	3.68	10.01
Distributions:
Dividends from net investment income	(.49)	(.97)	(1.03)	(.97)	(.92)	(.86)
Dividends from net realized gain on investments	(8.92)	(2.13)	(1.98)	(2.10)	(.47)	(.47)
Total Distributions	(9.41)	(3.10)	(3.01)	(3.07)	(1.39)	(1.33)
Net asset value, end of period	66.73	83.14	60.98	58.54	54.53	52.24
Total Return (%)	(9.72)[b]	42.64	9.51	14.16	7.11	23.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.23[c]	.21	.21	.21	.21	.21
Ratio of net expenses to average net assets	.22[c]	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.21[c]	1.27	1.70	1.86	1.70	1.85
Portfolio Turnover Rate	.70[b]	3.27	2.56	4.53	3.20	6.00
Net Assets, end of period ($ x 1,000)	2,680,962	3,274,123	2,766,097	2,726,019	2,545,990	2,615,096

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

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in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

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	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,680,275,133	-	-	2,680,275,133
Investment Companies	7,798,687	-	-	7,798,687
Liabilities ($)
Other Financial Instruments:
Futures††	(537,406)	-	-	(537,406)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $1,343 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid

28

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $53,143,275 and long-term capital gains $82,703,373. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2022 was approximately $258,564 with a related weighted average annualized interest rate of 1.03%.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2022, fees reimbursed by the Adviser amounted to $159,400.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc.” in the Statement of Assets and Liabilities consist of: management fees of $471,347, which are offset against an expense reimbursement currently in effect in the amount of $53,700.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

30

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended April 30, 2022, amounted to $21,032,985 and $280,087,786, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2022 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Equity futures	24,079,161

At April 30, 2022, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $1,953,390,963, consisting of $1,988,278,339 gross unrealized appreciation and $34,887,376 gross unrealized depreciation.

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to

32

include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

In August 2021, the Second Circuit affirmed the trial court's dismissal of the Trustee's intentional fraudulent conveyance claims against the shareholder defendants, and also affirmed denial of the Trustee’s request for leave to amend the complaint to add federal constructive conveyance claims against the shareholder defendants. In September 2021, the Trustee sought to have its appeal re-heard by some or all of the Second Circuit's judges, which the Second Circuit denied.

The Trustee petitioned the United States Supreme Court for a writ of certiorari in early 2022, in which the Trustee challenged only the Second Circuit’s decision to affirm dismissal of the Trustee’s intentional fraudulent conveyance claims. The writ of certiorari did not challenge the Second Circuit’s decision to affirm the trial court’s denial of the Trustee’s motion to add constructive fraudulent conveyance claims against the shareholder defendants. Having declined to petition for cert. review of that decision, denial of the Trustee’s motion to add constructive fraudulent conveyance claims is now final.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As previously reported, the shareholder defendants did not believe the Trustee’s cert. petition warranted any further response, and informed the Supreme Court that they were waiving their right to file a response unless and until a response is requested from the Court.

The Supreme Court did not request or require a response from the shareholder defendants, and, on its own accord, denied the Trustee’s petition for certiorari. With the record reflecting dismissal of any remaining claims against the shareholder defendants, and denial of the Trustee’s request for leave to add new claims, and with all rights of appeal now exhausted, this matter is fully and finally concluded. Going forward, this matter will be considered closed, and will not be the subject of any further reporting.

On July 30, 2021, the fund Board received a demand letter sent on behalf of a shareholder, alleging that the fund paid excessive management fees to the Adviser and the Distributor charged excessive shareholder service fees, and demanded that the Board investigate the compensation paid by the fund to the Adviser and to the Distributor and take certain other actions. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of independent members of the Board to investigate the shareholder’s claims with the assistance of independent counsel. As of the end of the reporting period, the fund paid $261,282 in extraordinary expense disclosed as Legal fees within the Statement of Operations.

34

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 2-3, 2022, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional S&P 500 index funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional S&P 500 index funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

institutional S&P 500 index funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or close to the Performance Group median for all periods and above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star rating for each of the three-, five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account the fund’s “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the

36

nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

38

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

39

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40

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41

For More Information

BNY Mellon Institutional S&P 500 Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0713SA0422

BNY Mellon Tax Managed Growth Fund

SEMI-ANNUAL REPORT April 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by Christopher B. Sarofim, William Gentry Lee, Jr., Alan R. Christensen, Charles E. Sheedy and Catherine P. Crain, Portfolio Managers employed by the fund’s sub-adviser, Fayez Sarofim & Co.

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, BNY Mellon Tax Managed Growth Fund’s (the “fund”) Class A shares produced a total return of −12.81%, Class C shares returned −13.12% and Class I shares returned −12.70%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned −9.64% for the same period.2

U.S. equities declined during the reporting period in response to inflation and tightening monetary policy. The fund lagged its benchmark due primarily to unfavorable security selection.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains-tax liabilities.

In choosing stocks, the fund’s portfolio managers first identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have dominant positions in their industries, and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund’s portfolio managers also are alert to companies that they consider undervalued in terms of current earnings, assets or growth prospects.

The fund may invest in U.S. dollar-denominated American depositary receipts (ADRs).

The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%.

Markets Hindered by Inflation and Tightening Monetary Policy

The reporting period was defined by a strong first half, with markets reaching new all-time highs, before a shift in market sentiment in January 2022 led to steep declines for the remainder of the period. From November to December 2021, the S&P 500® delivered strong performance attributable to robust consumer spending and corporate earnings beating expectations. The U.S. economy benefited from continued strength in consumer demand and from companies reporting resilient margins in their earnings reports as price hikes didn’t deter consumers.

Markets reached all-time highs in early January 2022 before concerns over persistently high inflation, monetary policy normalization and the Russia-Ukraine war turned investor sentiment negative. Inflation continued to rise, with the annualized headline CPI reaching 8.5%, a level not seen in decades, worrying consumers and investors alike.

2

In response to inflation, the Federal Reserve (the “Fed”) decisively shifted its policy from helping the economy recover from the impact of the COVID-19 shutdowns to taming rapid inflation by raising interest rates and reducing its balance sheet. Citing a strong economy with good fundamentals, a tight labor market and strong corporate earnings, Fed chairman Jerome Powell implemented a 0.25% rate hike in March 2022 and signaled potential hikes of 0.50% and 0.25% for the remainder of 2022.

Geopolitics also returned to the forefront when Russia invaded Ukraine. This amplified a selloff in the global equity markets as the impact of war on the global economy, supply chains and the rising cost of energy weighed on investor sentiment. The U.S. and major economies in Europe and Asia imposed sanctions against Russia, and investors priced in the resulting increased cost of inputs previously imported from Russia, sending stock prices down across the globe as investors fled to safety.

As the markets digested the winding down of Fed’s accommodative, pandemic-driven policies, other lingering issues, including supply-chain snags, COVID-19 flare-ups and inflation, dampened the outlook for growth and for profit margins. These concerns impacted valuations, and the Index declined from January to April 2022. Most sectors were challenged during the period, but the relative outperformers included the energy, consumer staples and utilities sectors. Relative laggards during the period included the communication services, consumer discretionary, financials and information technology sectors.

Stock Selection Hampered Performance

The fund underperformed the Index in the period primarily due to the impact of negative stock selection. Certain sector-allocation decisions also were a hindrance. A negative stock-selection and allocation effect within the communication services sector detracted, and in the health care sector, a negative stock-selection effect was the result of the fund’s holdings underperforming the broader sector. In the financials sector, the fund’s holdings trailed its sector peers, which resulted in an overall negative selection effect. The top detractors from relative performance included Meta Platforms, Microsoft, Alphabet, Amazon.com and ASML Holding.

On a more positive note, in the consumer discretionary sector, the fund benefited from an underweight allocation, and holdings in this sector held up against volatility, outpacing peers to positively contribute to performance. Across the energy sector, the fund was a beneficiary of a positive stock-selection effect as holdings outperformed the broader market, helping to alleviate a negative sector-allocation effect. The fund’s underweight allocation within the industrials sector was a small drag on results, but it was offset by a large, positive stock-selection effect, which ultimately supported performance. The top contributors to relative performance included Chevron, UnitedHealth Group, Apple, Coca-Cola and Altria Group.

A Long-term Focus

We expect volatility to continue as the market prepares for a normalization of monetary policy and slower earnings growth. However, the overall economic outlook remains positive based on continued progress in managing through the pandemic and the reopening of global economies, as well as healthy corporate and consumer balance sheets.

Despite the near-term challenges, the fund’s investment approach remains unchanged, with a focus on the long term. We continue to invest in high-quality companies with sound capital

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

structures and resilient cash flows, with financially strong businesses well positioned to continue growing as we navigate through these risks.

May 16, 2022

Effective June 1, 2022, Fayez Sarofim no longer serves as a portfolio manager of the fund.

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Managed Growth Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.57	$9.04	$4.41
Ending value (after expenses)	$871.90	$868.80	$873.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.01	$9.74	$4.76
Ending value (after expenses)	$1,018.84	$1,015.12	$1,020.08
†

Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Banks - 1.9%
JPMorgan Chase & Co.	22,425		2,676,648
Capital Goods - 1.2%
Otis Worldwide	6,315		459,985
Raytheon Technologies	12,080		1,146,513
			1,606,498
Commercial & Professional Services - 1.0%
Verisk Analytics	6,660		1,358,973
Consumer Durables & Apparel - 1.3%
NIKE, Cl. B	14,485		1,806,280
Consumer Services - 4.0%
Marriott International, Cl. A	13,200	[a]	2,343,264
McDonald's	12,815		3,192,985
			5,536,249
Diversified Financials - 5.8%
BlackRock	5,540		3,460,727
Intercontinental Exchange	21,765		2,520,605
S&P Global	5,115		1,925,797
			7,907,129
Energy - 7.9%
Chevron	35,815		5,611,136
Exxon Mobil	21,500		1,832,875
Hess	32,450		3,344,621
			10,788,632
Food, Beverage & Tobacco - 9.3%
Altria Group	25,405		1,411,756
Nestle, ADR	23,385		3,008,246
PepsiCo	14,010		2,405,657
Philip Morris International	28,260		2,826,000
The Coca-Cola Company	47,005		3,036,993
			12,688,652
Health Care Equipment & Services - 7.0%
Abbott Laboratories	29,860		3,389,110
Intuitive Surgical	5,530	[a]	1,323,329
UnitedHealth Group	9,485		4,823,597
			9,536,036
Household & Personal Products - 4.1%
The Estee Lauder Companies, Cl. A	21,225		5,604,673
Insurance - 1.0%
The Progressive	12,800		1,374,208
Materials - 3.0%
Air Products & Chemicals	11,685		2,735,108

6

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Materials - 3.0% (continued)
The Sherwin-Williams Company	4,850		1,333,556
			4,068,664
Media & Entertainment - 9.5%
Alphabet, Cl. C	2,818	[a]	6,479,512
Comcast, Cl. A	51,385		2,043,068
Meta Platforms, Cl. A	19,860	[a]	3,981,334
The Walt Disney Company	5,072	[a]	566,187
			13,070,101
Pharmaceuticals Biotechnology & Life Sciences - 3.5%
Novo Nordisk, ADR	34,830		3,970,620
Zoetis	4,500		797,625
			4,768,245
Retailing - 4.0%
Amazon.com	2,200	[a]	5,468,386
Semiconductors & Semiconductor Equipment - 7.3%
ASML Holding	7,515		4,236,732
Texas Instruments	34,190		5,820,847
			10,057,579
Software & Services - 17.0%
Adobe	3,650	[a]	1,445,219
Automatic Data Processing	4,795		1,046,173
Gartner	2,150	[a]	624,683
Intuit	4,530		1,896,937
Mastercard, Cl. A	4,050		1,471,689
Microsoft	42,725		11,857,042
Visa, Cl. A	23,500	[b]	5,008,555
			23,350,298
Technology Hardware & Equipment - 7.0%
Apple	60,740		9,575,661
Transportation - 3.3%
Canadian Pacific Railway	41,505		3,038,996
Union Pacific	6,245		1,463,141
			4,502,137
Total Common Stocks (cost $49,916,393)			135,745,049

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,046,440)	0.38	1,046,440	[c]	1,046,440
Total Investments (cost $50,962,833)		99.9%		136,791,489
Cash and Receivables (Net)		.1%		164,447
Net Assets		100.0%		136,955,936

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $4,958,469 and the value of the collateral was $5,236,518, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	31.4
Consumer Staples	13.4
Health Care	10.4
Communication Services	9.5
Consumer Discretionary	9.4
Financials	8.7
Energy	7.9
Industrials	5.4
Materials	3.0
Investment Companies	.8
99.9

† Based on net assets.

See notes to financial statements.

8

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	1,160,287	8,122,508	(8,236,355)	1,046,440	741
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	3,259,382	8,414,699	(11,674,081)	-	4,869	††
Total - .8%	4,419,669	16,537,207	(19,910,436)	1,046,440	5,610

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,958,469)—Note 1(c):
Unaffiliated issuers	49,916,393	135,745,049
Affiliated issuers	1,046,440	1,046,440
Cash		22,515
Receivable for shares of Common Stock subscribed		118,215
Dividends and securities lending income receivable		97,936
Tax reclaim receivable—Note 1(b)		65,547
		137,095,702
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		138,071
Directors’ fees and expenses payable		1,623
Payable for shares of Common Stock redeemed		72
		139,766
Net Assets ($)		136,955,936
Composition of Net Assets ($):
Paid-in capital		46,107,095
Total distributable earnings (loss)		90,848,841
Net Assets ($)		136,955,936

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	109,902,669	4,583,753	22,469,514
Shares Outstanding	2,944,856	134,602	599,087
Net Asset Value Per Share ($)	37.32	34.05	37.51

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $20,476 foreign taxes withheld at source):
Unaffiliated issuers	920,064
Affiliated issuers	741
Income from securities lending—Note 1(c)	4,869
Total Income	925,674
Expenses:
Management fee—Note 3(a)	719,963
Distribution/Service Plan fees—Note 3(b)	179,055
Directors’ fees—Note 3(a,c)	7,018
Loan commitment fees—Note 2	1,157
Total Expenses	907,193
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(7,018)
Net Expenses	900,175
Net Investment Income	25,499
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,998,327
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(25,366,847)
Net Realized and Unrealized Gain (Loss) on Investments	(20,368,520)
Net (Decrease) in Net Assets Resulting from Operations	(20,343,021)

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	25,499	165,054
Net realized gain (loss) on investments	4,998,327	6,218,285
Net change in unrealized appreciation (depreciation) on investments	(25,366,847)	40,214,923
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,343,021)	46,598,262
Distributions ($):
Distributions to shareholders:
Class A	(4,934,867)	(6,235,634)
Class C	(251,713)	(797,636)
Class I	(994,976)	(1,172,400)
Total Distributions	(6,181,556)	(8,205,670)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,711,568	11,674,318
Class C	466,807	770,673
Class I	2,900,450	5,183,820
Distributions reinvested:
Class A	4,232,961	5,277,331
Class C	251,278	797,096
Class I	932,414	1,104,596
Cost of shares redeemed:
Class A	(6,382,812)	(9,594,249)
Class C	(1,097,453)	(8,611,137)
Class I	(2,700,758)	(2,355,255)
Increase (Decrease) in Net Assets from Capital Stock Transactions	3,314,455	4,247,193
Total Increase (Decrease) in Net Assets	(23,210,122)	42,639,785
Net Assets ($):
Beginning of Period	160,166,058	117,526,273
End of Period	136,955,936	160,166,058

12

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	111,794	310,318
Shares issued for distributions reinvested	97,198	149,137
Shares redeemed	(152,669)	(248,539)
Net Increase (Decrease) in Shares Outstanding	56,323	210,916
Class Ca
Shares sold	11,747	20,930
Shares issued for distributions reinvested	6,304	24,436
Shares redeemed	(29,287)	(251,332)
Net Increase (Decrease) in Shares Outstanding	(11,236)	(205,966)
Class I
Shares sold	68,887	132,614
Shares issued for distributions reinvested	21,322	31,039
Shares redeemed	(66,515)	(60,634)
Net Increase (Decrease) in Shares Outstanding	23,694	103,019

[a]

During the period ended April 30, 2022, 2,514 Class C shares representing $101,490 were automatically converted to 2,309 Class A shares and during the period ended October 31, 2021, 7,212 Class C shares representing $253,319 were automatically converted to 6,649 Class A shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	April 30, 2022	Year Ended October 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	44.49	33.79	30.45	29.35	29.44	24.06
Investment Operations:
Net investment income[a]	.00[b]	.05	.18	.26	.24	.24
Net realized and unrealized gain (loss) on investments	(5.45)	12.99	4.72	3.85	1.25	5.39
Total from Investment Operations	(5.45)	13.04	4.90	4.11	1.49	5.63
Distributions:
Dividends from net investment income	-	(.06)	(.22)	(.30)	(.23)	(.24)
Dividends from net realized gain on investments	(1.72)	(2.28)	(1.34)	(2.71)	(1.35)	(.01)
Total Distributions	(1.72)	(2.34)	(1.56)	(3.01)	(1.58)	(.25)
Net asset value, end of period	37.32	44.49	33.79	30.45	29.35	29.44
Total Return (%)[c]	(12.81)[d]	40.40	16.73	15.88	5.19	23.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[e]	1.21	1.21	1.21	1.26	1.36
Ratio of net expenses to average net assets	1.20[e]	1.20	1.20	1.20	1.25	1.35
Ratio of net investment income to average net assets	.02[e]	.12	.56	.92	.82	.91
Portfolio Turnover Rate	5.62[d]	4.27	9.68	2.69	5.63	1.14
Net Assets, end of period ($ x 1,000)	109,903	128,512	90,470	82,846	77,180	70,073

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

14

Six Months Ended
Class C Shares	April 30, 2022	Year Ended October 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	40.89	31.39	28.42	27.59	27.77	22.71
Investment Operations:
Net investment income (loss)[a]	(.14)	(.19)	(.05)	.05	.02	.05
Net realized and unrealized gain (loss) on investments	(4.98)	11.97	4.39	3.58	1.18	5.07
Total from Investment Operations	(5.12)	11.78	4.34	3.63	1.20	5.12
Distributions:
Dividends from net investment income	-	-	(.03)	(.09)	(.03)	(.05)
Dividends from net realized gain on investments	(1.72)	(2.28)	(1.34)	(2.71)	(1.35)	(.01)
Total Distributions	(1.72)	(2.28)	(1.37)	(2.80)	(1.38)	(.06)
Net asset value, end of period	34.05	40.89	31.39	28.42	27.59	27.77
Total Return (%)[b]	(13.12)[c]	39.37	15.83	15.01	4.41	22.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96[d]	1.96	1.96	1.96	2.01	2.11
Ratio of net expenses to average net assets	1.95[d]	1.95	1.95	1.95	2.00	2.10
Ratio of net investment income (loss) to average net assets	(.74)[d]	(.55)	(.17)	.18	.06	.19
Portfolio Turnover Rate	5.62[c]	4.27	9.68	2.69	5.63	1.14
Net Assets, end of period ($ x 1,000)	4,584	5,963	11,043	12,001	13,123	23,993

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	April 30, 2022	Year Ended October 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	44.65	33.90	30.55	29.43	29.50	24.12
Investment Operations:
Net investment income[a]	.06	.14	.26	.33	.33	.30
Net realized and unrealized gain (loss) on investments	(5.48)	13.04	4.73	3.87	1.26	5.39
Total from Investment Operations	(5.42)	13.18	4.99	4.20	1.59	5.69
Distributions:
Dividends from net investment income	-	(.15)	(.30)	(.37)	(.31)	(.30)
Dividends from net realized gain on investments	(1.72)	(2.28)	(1.34)	(2.71)	(1.35)	(.01)
Total Distributions	(1.72)	(2.43)	(1.64)	(3.08)	(1.66)	(.31)
Net asset value, end of period	37.51	44.65	33.90	30.55	29.43	29.50
Total Return (%)	(12.70)[b]	40.76	17.00	16.21	5.51	23.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[c]	.96	.96	.96	1.01	1.11
Ratio of net expenses to average net assets	.95[c]	.95	.95	.95	1.00	1.10
Ratio of net investment income to average net assets	.27[c]	.36	.81	1.18	1.11	1.14
Portfolio Turnover Rate	5.62[b]	4.27	9.68	2.69	5.63	1.14
Net Assets, end of period ($ x 1,000)	22,470	25,691	16,013	13,931	15,026	83,050

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Managed Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

18

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	135,745,049	-	-	135,745,049
Investment Companies	1,046,440	-	-	1,046,440

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign

20

taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $664 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

22

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $255,421 and long-term capital gains $7,950,249. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment management, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended April 30, 2022, fees reimbursed by the Adviser amount to $7,018.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended April 30, 2022, the Distributor retained $2,382 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents’ clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended April 30, 2022, Class A and Class C shares were charged $151,571 and $20,613, respectively, pursuant to their Distribution Plans. During the period ended April 30, 2022, Class C shares were charged $6,871 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the

24

fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $113,016, Distribution Plans fees of $26,830 and Service Plan fees of $993, which are offset against an expense reimbursement currently in effect in the amount of $2,768.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2022, amounted to $8,488,299 and $11,294,358, respectively.

At April 30, 2022, accumulated net unrealized appreciation on investments was $85,828,656, consisting of $85,890,274 gross unrealized appreciation and $61,618 gross unrealized depreciation.

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

25

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 2-3, 2022, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Management Agreement, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of tax-managed institutional large-cap core funds selected by Broadridge as

26

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all tax managed institutional large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the ten-year period when it was below the medians. It was noted that there were only three other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a five star rating for each of the three- and five-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board noted that the Adviser pays all fund expenses, other than the actual management fee and certain other expenses. Because of the fund’s “unitary fee” structure, the Board recognized that the fund’s fees and expenses will vary within a much smaller range and the Adviser will bear the risk that fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Adviser could earn a profit on the fees charged under the Agreement and would benefit from any price decreases in third-party services covered by the Agreement. Taking into account this “unitary” fee structure, the Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than

27

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of

28

assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

29

For More Information

BNY Mellon Tax Managed Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0149SA0422

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: June 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: June 17, 2022

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: June 17, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)